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                                                                    EXHIBIT 10.7


                        MASTER EQUIPMENT LEASE AGREEMENT
                   Agreement No. 2192 Dated: November 4, 1999


LESSOR: LIGHTHOUSE CAPITAL PARTNERS III, L.P., a Delaware limited partnership ("Lessor"), 100 Drakes Landing Road, Suite 260, Greenbrae, California
            94904-3121

LESSEE:    CHEMCONNECT, INC., a Delaware corporation ("Lessee")

ADDRESS:   44 Montgomery Street, Suite 250, San Francisco, California 94104

         IN CONSIDERATION of the mutual covenants contained herein, the parties agree as follows:

         1. LEASE. Lessor leases to Lessee and Lessee leases from Lessor the personal property described in each Equipment Schedule executed pursuant hereto, subject to the terms and conditions of this Master Equipment Lease Agreement ("Master Lease") and the applicable Lease Line Schedule (defined below). The "Equipment" (as defined in the Lease Line Schedule) is being leased for commercial or business purposes only, and not for personal, home, or family purposes. The parties agree that each Lease is a "finance lease" under the Uniform Commercial Code (as in effect in the State of California during the term of the Lease and referred to hereafter as the "UCC").

         2. LEASE LINE SCHEDULE. "Lease Line Schedule" means a Lease Line
Schedule in the form of EXHIBIT A, signed by Lessor and Lessee and incorporating by reference the terms and provisions of this Master Lease.

         3. EQUIPMENT SCHEDULES. "Equipment Schedule" means an Equipment
Schedule in the form of EXHIBIT B, signed by Lessor and Lessee and incorporating, by reference, the terms and provisions of this Master Lease and the applicable Lease Line Schedule. Each Equipment Schedule shall constitute a separate and independent lease (a "Lease"); the original of such Lease shall consist of the signed Equipment Schedule and a copy of the Master Lease and applicable Lease Line Schedule. Capitalized terms used, but not defined, in this Master Lease have the meanings given to such terms in the applicable Lease Line Schedule or Equipment Schedule, as the case may be.

         4. TERM AND RENTALS.

                  (a) ACCEPTANCE. The Lease shall commence with respect to Equipment described on the Equipment Schedule upon the Acceptance Date. The "Acceptance Date" shall be the date upon which Lessee executes a Delivery and Acceptance Certificate in the form of EXHIBIT C.

                  (b) TERM AND PAYMENT OF RENT. The lease term for the Equipment shall be the "Lease Term" set forth in the Equipment Schedule which shall commence on the "Commencement Date" (as defined in the Lease Line Schedule). Lessee agrees to pay to Lessor the "Rental Payments" for the Lease Term, in the amounts and at the times set forth in the Equipment Schedule.

                  (c) INTERIM PERIOD. If the Acceptance Date does not fall on the Commencement Date, then Lessee agrees to pay to Lessor "Interim Rent" for the period commencing on the Acceptance Date through and including the day preceding the Commencement Date (the "Interim Period"). The Interim Rent payment for the Interim Period shall accrue at the "Interim Rate" (as defined in the Lease Line Schedule) and shall be due and payable in full on the Commencement Date.

                  (d) LEASE TERMINATION. Lessee may terminate the Lease at the expiration of the Lease Term or any renewal term (the "Lease Termination") by submitting to Lessor a Notice of Election in the form of EXHIBIT D. If a Notice of Election is not submitted by Lessee to Lessor during the "Advance Notice Period" (as defined in the Lease Line Schedule), then the Lease Term or any renewal Term will be automatically extended for an additional period equal to the "Automatic Extension Period" (as defined in the Lease Line Schedule). The Lease will continue

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to automatically extend until Lessee submits to Lessor a Notice of Election. The
Lease may only be terminated as expressly provided in this Section, in the applicable Lease Line Schedule or in the applicable Equipment Schedule. Lessee agrees to continue paying rent for the Equipment in the amount of the Rental Payment set forth in the Equipment Schedule until the later of (i) the expiration of the Lease Term, any renewal term and any Automatic Extension
Period and (ii) either (A) the purchase option price is paid pursuant to SECTION 6(a), or (B) a mutually agreed renewal of the Lease takes effect pursuant to
SECTION 6(b), or (C) the Equipment is returned in the manner and condition prescribed in SECTION 6(c), in each case after delivery of a Notice of Election.

                  (e) NET LEASE. Each Equipment Schedule shall be a net lease, and Lessee's obligation to pay all rent and other sums thereunder shall be absolute and unconditional, and shall not be subject to any abatement, reduction, set-off, defense, counterclaims, interruption, deferment or recoupment, for any reason whatsoever.

         5. LATE FEE. Lessee shall pay a late charge on any rent payments or other sums due hereunder which are past due, in the amount specified in the Lease Line Schedule, payable on demand. In addition, interest shall accrue daily at the "Default Rate" (as defined in the Lease Line Schedule), or if such rate exceeds the maximum rate allowed by law, then at such maximum rate, and shall be payable on demand.

         6. LEASE TERMINATION OPTIONS. Upon Lease Termination, Lessee will have the option to purchase the Equipment, renew the term of the Lease, or return the Equipment to Lessor, as set forth below. Lessee shall specify its election of a Lease Termination Option in the Notice of Election.

                  (a) PURCHASE OPTION. If Lessee exercises the option to purchase, then, provided no Event of Default has occurred and is then continuing, Lessee shall at the expiration of the Lease Term, renewal term or extension, as the case may be, purchase the Equipment. The purchase price shall be the Equipment's then fair market value ("FMV"). FMV, as applied to a purchase option, shall be determined by Lessor based on the price a willing buyer would pay and a willing seller would accept (neither buyer nor seller being under compulsion to act) for the Equipment as installed and in use, giving due consideration to its condition, utility, revenue-producing capability, and replacement costs. If Lessee fails to agree with Lessor's good faith determination of the FMV, Lessee shall nevertheless pay Lessor's invoice and provide Lessor with a written request for a determination of the FMV with or prior to such payment. Within ten (10) days after such request Lessor and Lessee shall agree on an appraiser to determine the FMV or, lacking such agreement, shall each tender the name of an appraiser. The appraiser(s) shall, within thirty (30) days, either agree on the FMV or select a third appraiser, to form a committee to determine the FMV. Determination by the appraiser(s) shall be final and binding on both parties. Within fifteen (15) days after such determination, Lessor shall refund any excess received over the FMV, and/or Lessee shall pay any additional amount of the FMV above the amount previously paid. Each party shall bear the fees and expenses of any appraiser which it names and share equally the fees and expenses of any appraiser(s) jointly selected. If the appraised FMV is within 5% of the amount invoiced by Lessor, then Lessee shall pay all appraiser fees and expenses. The purchase option price shall be paid not later than the last day of the Lease Term.

                  (b) RENEWAL. If Lessee exercises the option to renew this Lease, such renewal shall be upon the terms and conditions of this Master Lease and the applicable Lease Line Schedule, for a rental period and rental amount to be agreed upon by Lessee and Lessor.

                  (c) RETURN. If the Notice of Election specifies return of the Equipment, Lessee at its own risk and expense (i) will immediately return the Equipment to Lessor in the same condition as when delivered, ordinary wear and tear excepted, at such location as Lessor shall designate provided, however, that Lessee's expense shall be limited to the cost of returning the Equipment (including expenses relating to the provision of insurance) to Lessor's address as set forth herein; and (ii) will, on request from Lessor, use best efforts to obtain from the Equipment supplier (or other maintenance service supplier approved by Lessor) a certificate stating that the Equipment qualifies for continued maintenance service at the standard rates and terms then in effect.

         7.  USE; MAINTENANCE.

                  (a) Lessee, at its expense, shall make all necessary site preparations and cause the Equipment to be operated in accordance with any applicable operating manuals and manufacturer's instructions. Notwithstanding any transfer or assignment by Lessor and provided that no Event of Default exists hereunder, Lessee shall have the

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right to quietly possess and use the Equipment as provided herein without interference by Lessor, its assigns or any other third party claiming through or under Lessor.

                  (b) Lessee shall effect and bear the expense of all necessary repair, maintenance, operation and replacements required to be made to maintain the Equipment in good condition, reasonable wear and tear excepted, and to comply with all domestic and international laws to which the use and operation of the Equipment may be or become subject, except to the extent that failure to comply would not have an adverse effect on the Equipment or Lessor's rights hereunder. All replacement Equipment and parts furnished in connection with such maintenance or repair shall immediately become the property of Lessor and part of the Equipment for all purposes hereof. All such maintenance, repair and replacement services shall be immediately paid for and discharged by Lessee with the result that no lien under any applicable laws will attach to the Equipment as a result of the performance of such services or the provision of any such material which is enforceable by the holder thereof, except for liens that are being contested in good faith by proceedings that are being diligently pursued and for which adequate reserves in accordance with generally accepted accounting principles have been created.

         8. INSURANCE. Lessee shall obtain and maintain for the Lease Term (and any renewal term or extension), at its own expense, (a) "all risk" insurance against loss or damage to the Equipment, (b) commercial general liability insurance (including contractual liability, products liability and completed operations coverage) reasonably satisfactory to Lessor, and (c) such other insurance against such other risks of loss and with such terms, as shall in each case be reasonably satisfactory to or reasonably required by Lessor (as to carriers, amounts and otherwise). The amount of the "all risk" insurance shall be greater than or equal to the Stipulated Loss Value (as defined in SECTION 9 below) of all Equipment outstanding under the Lease Line Schedule, and must otherwise be reasonably satisfactory to Lessor as of each anniversary date of this Lease. Any increase in the amount of such insurance coverage, other than "all risk", reasonably requested by Lessor shall be put into effect on the next succeeding renewal date of such insurance.

         Each "all risk" policy shall: (i) name Lessor as sole loss payee with respect to the Equipment, (ii) provide for each insurer's waiver of its right of subrogation against Lessor and Lessee, and (iii) provide that such insurance shall not be invalidated by any action of, or breach of warranty by, Lessee of a provision of any of its insurance policies, and shall waive set-off, counterclaim or offset against Lessor.

         Each liability policy shall name Lessor as an additional insured and provide that such insurance shall have cross-liability and severability of interest endorsements (which shall not increase the aggregate policy limits of Lessee's insurance).

         All insurance policies shall provide that Lessee's insurance shall be primary without a right of contribution of Lessor's insurance, if any, or any obligation on the part of Lessor to pay premiums of Lessee, and shall contain a clause requiring the insurer to give Lessor at least 30 days' prior written notice of its cancellation (other than cancellation for non-payment for which 10 days' notice shall be sufficient). Lessee shall on or prior to the date of Equipment Schedule No. 01 and prior to each policy renewal, furnish to Lessor certificates of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect. Lessee further agrees to give Lessor prompt notice of any damage to, or loss of, the Equipment, or any part thereof.

         9. LOSS OR DAMAGE. If any items of Equipment shall become lost, stolen, destroyed, or damaged beyond repair for any reason, or in the event of condemnation, confiscation, seizure or requisition of title to or use of such items (collectively, an "Event of Loss"), Lessee shall, subject to the second paragraph of this SECTION 9, promptly pay to Lessor the applicable Stipulated Loss Value of the Equipment subject to the Event of Loss. Upon payment by Lessee of the Stipulated Loss Value, Lessor will transfer to Lessee, "AS IS, WHERE IS, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY," all of Lessor's right, title and interest, if any, in such items of Equipment. The "Stipulated Loss Value" payable by Lessee under this Lease shall be an amount equal to the product of
(a) Lessor's Cost of the affected Equipment and (b) the percentage set forth in the table attached to the applicable Lease Line Schedule as ANNEX A opposite the Rental Payment number next following the Event of Loss. Stipulated Loss Values and Rental Payments shall not be prorated.

Notwithstanding any other provision hereof, Lessee shall have the right to replace an item of Equipment that is the subject of an Event of Loss, with a replacement item of Equipment (the "Replacement Equipment") reasonably

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acceptable to Lessor, rather than pay the applicable Stipulated Loss Value of such Equipment, provided that all of the following conditions precedent are satisfied (i) no Event of Default has occurred and is continuing, (ii) Lessee conveys to Lessor good title to the Replacement Equipment free and clear of all liens and encumbrances, (iii) Lessee executes and delivers bills of sale, lease supplements and such other documents relating to the Replacement Equipment that Lessor reasonably determines are necessary to transfer title to the Replacement Equipment to Lessor and to give notice of or to perfect Lessor's rights, title and interest therein, (iv) the Replacement Equipment is in as good condition and has the same fair market value and residual value, utility, and remaining useful life as the Equipment being replaced, and (v) Lessee indemnifies Lessor against any adverse tax consequences relating to such replacement.

         10.  TITLE, INSPECTION AND LOCATION.

                  (a) TITLE. Lessor and Lessee confirm their intent that title to the Equipment shall remain in Lessor (or its successors and assigns) exclusively. If requested by Lessor, Lessee will affix plates or markings on the Equipment and on any operating manuals and manufacturer's instructions indicating the interests of Lessor and its assigns therein, and Lessee will not allow any other indicia of ownership or other interest in the Equipment to be placed on the Equipment. Lessee shall not sell, assign, grant a security interest in, sublet, pledge, hypothecate or otherwise encumber or suffer a lien upon or against this Lease or the Equipment.

                  (b) INSPECTION. Lessor (through any of its officers, employees or agents) shall have the right to inspect the Equipment during regular business hours, with reasonable notice, and in compliance with Lessee's reasonable security procedures; provided, that such inspections will be conducted no more often then once every six (6) months unless an Event of Default, or event which, with notice or lapse of time or both, would become an Event of Default, has occurred and is continuing.

                  (c) LOCATION. In the case of Equipment other than mobile Equipment, Lessee may move such Equipment from the installation address shown on the Equipment Schedule (or any other location for which Lessee has complied with this provision) only if (i) the new location is within the continental United States, and (ii) Lessee gives at least 30 days' prior written notice of the relocation and provides UCC financing statements, landlord waivers or such other documentation as Lessor reasonably requests to protect its interest in the Equipment. In the case of mobile equipment (including, without limitation, lap-top computers), Lessee agrees to obtain from the person using such mobile Equipment and deliver to Lessor, an Acknowledgment in the form of EXHIBIT F.

                  (d) Lessee shall keep copies of all operating manuals and manufacturer's instructions with respect to the Equipment in good condition at the locations specified in SECTION 10(c).

         11. LESSEE'S REPRESENTATIONS, WARRANTIES AND WAIVERS. Upon execution of the Master Lease and each Equipment Schedule, Lessee warrants and represents the following:

                  (a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Lessee has full power and authority and all necessary licenses and permits to carry on its business as presently conducted, to own or hold under lease its properties and to enter into this Master Lease, the Lease Line Schedule and each Equipment Schedule and to perform its obligations thereunder; and Lessee is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of its properties or the nature of its business or the performance of its obligations under this Master Lease, the Lease Line Schedule and any Equipment Schedule requires such qualification, except for such jurisdictions in which failure to qualify would not have a material adverse effect on Lessee.

                  (b) The execution and delivery by Lessee of this Master Lease, the Lease Line Schedule and each Equipment Schedule and the performance by Lessee of its obligations thereunder have been duly authorized by all necessary corporate action on the part of Lessee; and do not and will not contravene the provisions of, or constitute a default (either with or without notice or lapse of time, or both) under, or result in the creation of any lien upon, the Equipment or any property of Lessee under any indenture, mortgage, contract or other instrument to which Lessee is a party or by which Lessee or its properties is bound.

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                  (c) No consent or approval of, giving of notice to,
registration with, or taking of any other action by, any state, federal, foreign or other governmental commission, agency or regulatory authority or any other person or entity is required for the consummation or performance by Lessee of the transactions contemplated under this Master Lease, the Lease Line Schedule and each Equipment Schedule.

                  (d) This Master Lease, the Lease Line Schedule and each Equipment Schedule, when executed by Lessee, constitute legal, valid and binding agreements of Lessee enforceable against Lessee in accordance with their terms, except as limited by any bankruptcy, insolvency, reorganization, or other similar laws of general application affecting the enforcement of creditor or Lessor rights and general principles of equity.

                  (e) There are no actions, suits or proceedings pending or threatened against or affecting Lessee or any property of Lessee in any court, before any arbitrator of any kind or before or by any federal state, municipal or other government department, commission, board, bureau, agency or instrumentality (collectively "Governmental Body"), which, if adversely determined, would materially adversely affect the business, financial condition, assets, or operations of Lessee, or adversely affect the ability of Lessee to perform its obligations under this Master Lease, the Lease Line Schedule and each Equipment Schedule; and Lessee is not in default with respect to any order of any court, arbitrator or Governmental Body or with respect to any material loan agreement, debt instrument or contract with a supplier or customer of Lessee, except as disclosed in writing to Lessor.

                  (f) To the extent permitted by applicable law, Lessee waives any and all rights and remedies to: (i) cancel this Lease; (ii) repudiate this Lease; (iii) reject the Equipment; (iv) revoke acceptance of the Equipment; (v) recover damages from Lessor for any breaches of warranty or for any other reason; (vi) claim a security interest in the Equipment in Lessee's possession or control for any reason; (vii) deduct from Rental Payments all or any part of any claimed damages resulting from Lessor's default, if any, under this Lease;
(viii) accept partial delivery of the Equipment; (ix) "cover" by making any purchase or lease of or contract to purchase or lease equipment in substitution for Equipment designated in the Lease; (x) recover any direct, general, special, incidental, indirect, exemplary or consequential damages, for any reason whatsoever; and (xi) obtain specific performance, replevin, detinue, sequestration, claim and delivery or the like for any Equipment identified to this Lease. To the extent permitted by applicable law, Lessee also waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages or which may otherwise limit or modify any of Lessor's rights or remedies.

         12. ASSIGNMENT BY LESSOR. LESSEE ACKNOWLEDGES THAT LESSOR MAY SELL, ASSIGN, GRANT A SECURITY INTEREST IN, OR OTHERWISE TRANSFER ALL OR ANY PART OF ITS RIGHTS, TITLE AND INTEREST IN THIS LEASE AND THE EQUIPMENT WITHOUT NOTICE TO OR CONSENT OF LESSEE. Upon Lessor's written notice to Lessee that this Lease, or the right to the Rental Payments hereunder, have been assigned, Lessee shall, if requested, pay directly to Lessor's assignee without abatement, deduction or set-off all amounts which become due hereunder. Lessee waives and agrees it will not assert against Lessor's assignee any counterclaim or set-off in any action for rent under this Lease. Upon the assignment of this Lease, Lessor's assignee shall have and be entitled to exercise any and all rights and remedies (but none of the obligations) of Lessor hereunder, and all references herein to Lessor shall include Lessor's assignee. Lessee acknowledges that any assignment or transfer by Lessor does not materially change Lessee's duties or obligations under this Lease nor materially increase the burdens or risks imposed on Lessee.

         13. ASSIGNMENT BY LESSEE. LESSEE MAY NOT, WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, (i) ASSIGN THIS LEASE, WHETHER BY OPERATION OF LAW OR OTHERWISE, OR SUBLEASE THE EQUIPMENT OR ANY PART THEREOF OR (ii) ASSIGN, GRANT A SECURITY INTEREST IN, OR OTHERWISE TRANSFER ALL OR ANY PART OF ITS RIGHTS, TITLE AND INTEREST IN AND TO THIS LEASE OR THE EQUIPMENT. In the event Lessee makes an assignment, sublease or other transfer (to which Lessor has consented), Lessee shall not thereby be relieved of its duties and obligations hereunder, for which it shall remain fully responsible and liable (independent of its assignee).

Notwithstanding the foregoing, in the event of a merger, sale of substantially all of the assets or other reorganization involving Lessee in which the shareholders of Lessee immediately prior to such transaction own less than 50% of the voting securities of the surviving entity or purchaser of assets (or its parent) in such transaction, Lessor shall not

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withhold its consent to the assignment of this Lease to the successor entity if each of the following conditions precedent is satisfied:

         (i) the successor entity as of the date of such assignment meets Lessor's then current credit standards, as determined by Lessor in Lessor's sole reasonable judgment;

         (ii) Lessee gives Lessor at least thirty (30) days prior written notice of such merger, sale of assets or other reorganization;

         (iii) such merger, sale of assets or other reorganization does not adversely affect the rights of Lessor;

         (iv) the corporation that results from such merger or other reorganization or which purchases the assets in the case of a sale of assets (the "Surviving Corporation") shall have executed and delivered to Lessor an agreement in form and substance reasonably satisfactory to Lessor, containing an assumption by Surviving Corporation of the due and punctual performance and observance of each covenant and condition of Lessee in the Master Lease, Lease Line Schedule and Equipment Schedules (the "Lease Documents") and making representations and warranties with respect to the Surviving Corporation similar in scope and substance to the representations and warranties made by Lessee in the Lease Documents;

         (v) the Surviving Corporation executes any precautionary financing statements or amendments thereto reasonably requested by Lessor; and

         (vi) immediately after giving effect of such merger, sale of assets or other reorganization, no Event of Default or, event which with the lapse of time or giving of notice or both, would result in an Event of Default shall have occurred and be continuing.

         14. TAXES.

                  (a) Lessee shall comply with all applicable federal, state, local, foreign and international laws, regulations and orders relating to this Lease. Lessee assumes liability for, and shall pay when due, and on a net after-tax basis shall indemnify and defend Lessor against, all federal, state, local, foreign and international fees, taxes and government charges (including, without limitation, interest and penalties) of any nature imposed upon or in any way relating to Lessor, Lessee, any item of Equipment or this Lease, except federal, state and local taxes on or measured by Lessor's net income (other than any such tax which is in substitution for or relieves Lessee from the payment of taxes it would otherwise be obligated to pay to or reimburse Lessor for as herein provided). Lessee shall at its expense file when due with the appropriate authorities any and all tax and similar returns and reports required to be filed with respect thereto or, if requested by Lessor, notify Lessor of all such requirements and furnish Lessor with all information required for Lessor to effect such filings, which filings shall also be at Lessee's expense. Any fees, taxes or other charges paid by Lessor upon failure of Lessee to make such payments shall at Lessor's option become immediately due from Lessee to Lessor.

                  (b) This Lease has been entered into on the assumption that Lessor shall be entitled to all deductions, credits, and other tax benefits as are provided in the Internal Revenue Code of 1986, including amendments as may occur (the "Code"), to an owner of property including, without limitation, depreciation deductions and interest deductions with respect to any debts incurred to finance the purchase of the Equipment. If, as a result of any acts, omissions or misrepresentations by Lessee, Lessor's projected after-tax economic return resulting from ownership and lease of the Equipment is reduced, then Lessee's Rental Payments shall be increased in an amount (based on Lessor's reasonable calculations) sufficient to provide the same net after-tax economic return as if such acts or omissions or changes had not occurred. Appropriate increases shall also be made in the applicable Stipulated Loss Values for this Lease. In the event the Equipment is sold by Lessor to another party, the net after-tax economic returns considered shall be those of such other party.

         15. EQUIPMENT WARRANTIES. Lessee acknowledges that (i) Lessee has selected the supplier of the Equipment, (ii) Lessor acquired the goods or the right to possession and use of the goods in connection with the Lease, and (iii) Lessee received a copy of the contract by which Lessor acquired the Equipment or the right to possession and use of the Equipment before signing the Lease. LESSOR MAKES NO EXPRESS OR IMPLIED

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WARRANTIES INCLUDING THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE
WITH RESPECT TO THE EQUIPMENT AND DISCLAIMS THE SAME. Lessor shall have no liability for any damages, whether direct, indirect, general, special, incidental, exemplary or consequential, incurred by Lessee as a result of any defect or malfunction of the Equipment. Lessee shall look solely to the Equipment supplier for any and all claims related to the Equipment. Lessor assigns to Lessee, for and during the Lease Term, any warranty on the Equipment provided by the supplier. Lessor and Lessee agree that all limitations on remedies and liability contained in this Lease represent a reasonable allocation of risks that is part of the fundamental bargain between the parties.

         16. EVENTS OF DEFAULT. An Event of Default shall occur if Lessee (i) fails to pay any Rental Payment or other payment required under the Lease when due and such failure continues for a period of five (5) days after written notice from Lessor; or (ii) fails to perform or observe any other covenant, condition or agreement to be performed or observed by it or breaches any provision contained in the Lease or in any other document furnished to Lessor in connection herewith, and such failure or breach continues for a period of thirty
(30) days after written notice from Lessor; or (iii) without Lessor's consent, attempts to assign this Lease or sell, transfer, encumber, part with possession, or sublet any item of Equipment; or (iv) makes any representation or warranty herein or in any document furnished by Lessee in connection herewith, which shall have been materially false or inaccurate when made or at the time to which such representation or warranty relates; or (v) shall commit an act of bankruptcy or become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a Trustee or Receiver or either shall be appointed for Lessee or for a substantial part of its property without its consent, or bankruptcy reorganization, or insolvency proceedings shall be instituted by or against Lessee, and, if instituted against Lessee, shall not be vacated or dismissed within sixty (60) days. Any Event of Default shall be deemed material and a substantial impairment of Lessor's interests for the purposes of this Lease, the UCC, and any other applicable law.

         17. REMEDIES. Upon the occurrences of any Events of Default and at any time thereafter, provided such Event of Default is then continuing, Lessor may, in its discretion, do any one or more of the following:

                  (a) cancel any or all Leases which reference this Master Lease or the Lease Line Schedule, upon notice to Lessee;

                  (b) recover any accrued and unpaid Rental Payments and other amounts which are due and owing under the Leases so canceled on the Rental Payment Date immediately preceding the date on which Lessor obtains possession of the Equipment (or such earlier date as judgment is entered in favor of Lessor) (the "Determination Date"), plus interest at the Default Rate;

                  (c) with or without canceling this Lease, recover such Stipulated Loss Value as of the Rental Payment Date immediately preceding the Determination Date;

                  (d) recover any amounts due under any indemnity then determinable, plus interest at the Default Rate;

                  (e) require that Lessee provide the return and certification of the Equipment in accordance with SECTION 6(c) hereof;

                  (f) enter the premises where such Equipment is located and take immediate possession of and remove the same, all without liability to Lessor or its agents for such entry;

                  (g) sell any or all of the Equipment at public or private sale, with or without notice to Lessee or advertisement, or otherwise dispose of, hold, use, operate, lease to others or keep idle such Equipment, all free and clear of any rights of Lessee with the exception of providing Lessee, upon written request, an accounting of the proceeds with respect thereto; and

                  (h) exercise any other right or remedy which may be available to it under the UCC or other applicable law including the right to recover damages for the breach hereof.

         In addition, Lessee shall be liable for, and reimburse Lessor for, all reasonable legal fees and all commercially reasonable costs and expenses incurred by Lessor as a result of the foregoing defaults or the exercise of Lessor's remedies, including without limitation recovering possession of the Equipment, selling or leasing the Equipment (including broker's and sales representative's fees and commissions), and placing any Equipment in the condition and obtaining the certificate required by SECTION 6(c) hereof. No remedy referred to in this Section is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessor, or a waiver of any of Lessor's rights.

         18. INDEMNIFICATION. Lessee assumes liability for, and shall pay when due, and shall indemnify, reimburse and hold each Indemnified Person (defined below) harmless from and against all Claims (defined below), directly or indirectly relating to or arising out of the acquisition, use, manufacture, purchase, shipment, transportation, delivery, installation, lease or sublease, ownership, operation, possession, control, storage, return or condition of any item of Equipment (regardless of whether such item of Equipment is at the time in the possession of Lessee), the falsity of any non-tax representation or warranty of Lessee or Lessee's failure to comply with the terms of the Lease during the Lease Term. The foregoing indemnity shall cover, without limitation,
(i) any Claim in connection with a design or other defect (latent or patent) in any item of Equipment, (ii) any Claim for infringement of any patent, copyright, trademark or other intellectual property right, or (iii) any Claim for negligence or strict or absolute liability in tort; provided, however, that Lessee shall not indemnify any Indemnified Person for any liability to the extent it results from such Indemnified Person's gross negligence or willful misconduct.

         "Claim" means all liabilities, losses, damages, actions, suits, demands, claims of any kind and nature (including, without limitation, claims relating to environmental discharge, cleanup or compliance), and all costs and expenses whatsoever to the extent they may be incurred or suffered by an Indemnified Person in connection therewith (including, without limitation, reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities), licensing fees relating to any item of Equipment, damage to or loss of use of property (including, without limitation, consequential or special damages to third parties or damages to Lessee's property), or bodily injury to or death of any person (including, without limitation, any agent or employee of Lessee).

         "Indemnified Person" means Lessor (including without limitation, each of its partners) and each of their respective successors, assigns, agents, officers, directors, shareholders, partners, servants, agents and employees.

         Such indemnities shall continue in full force and effect, notwithstanding the expiration or termination of this Lease. Upon Lessor's written demand, Lessee shall assume and diligently conduct, at its sole cost and expense, the entire defense of any Indemnified Person against any indemnified Claim described in this SECTION 18. Lessor may not enter into any settlement or other compromise with respect to any Claim covered by the indemnity set forth in this SECTION 18 without Lessee's prior written consent, which shall not be unreasonably withheld, conditioned or delayed, and if a claim is settled or compromised without such consent, Lessee shall not be obligated to provide indemnification under this SECTION 18. If any Indemnified Person obtains recovery of any of the amounts that Lessee has paid to such Indemnified Person pursuant to the indemnity set forth in this SECTION 18, then such Indemnified Person shall promptly pay to Lessee the amount of such recovery. Lessee shall not settle or compromise any Claim against or involving Lessor without first obtaining Lessor's written consent thereto, which consent shall not be unreasonably withheld. Lessee shall give Lessor prompt notice of any occurrence, event or condition in connection with which Lessor may be entitled to indemnification hereunder. The provisions of this SECTION 18 are in addition to, and not in limitation of, the provisions of SECTION 14(b).

         19. NOTICES. Any notices or demands required or permitted hereunder shall be given to the parties in writing and by personal delivery, regular or certified mail, facsimile or telegram at the address set forth in the Lease Line Schedule or to such other address as the parties may hereafter substitute by written notice given in the manner prescribed in this Section. Such notices or demands shall be deemed given upon receipt in the case of personal delivery and upon mailing or transmission in the case of mail, facsimile or telegram. Lessee agrees to provide Lessor with thirty (30) days' prior written notice of (a) any merger or consolidation with or into any other business organization, (b) any sale, lease or other disposition of assets not in the ordinary course of business, and (c) any other material change in Lessee's financial structure or ownership.

         20. CONFIDENTIALITY. By execution of this Lease, Lessor agrees that, in addition to any other agreement regarding confidentiality executed by it, Lessor will not provide or disclose to any third party any confidential information relating to the Lease or obtained from time to time in connection with the Lease, or relating to Lessee or its business, business prospects or affairs, except (a) to its own directors, officers, employees, auditors, counsel and other professional advisors and to its affiliates if Lessor reasonably determines that any such party should have access to such information; (b) if such information is generally available to the public; (c) if required or appropriate in any report, statement or testimony submitted to any governmental authority having or claiming to have jurisdiction over Lessor; (d) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by counsel; (e) to comply with any requirement or law applicable to Lessor; (f) to the extent necessary in connection with the exercise of any right or remedy under the Lease; (g) to any participant or assignee of Lessor or any prospective participant or assignee, provided that such participant or assignee or prospective participant or assignee agrees in writing to be bound by this
SECTION 20 prior to disclosure, or (h) otherwise with the prior consent of Lessee; provided, however, that any disclosure made in violation of the Lease shall not affect the obligations of Lessee under the Lease. Confidential information means any information, other than information readily available in the public domain, that is identified to Lessor as confidential or proprietary or is otherwise reasonably known to Lessor to be information that Lessee would expect to remain confidential, including without limitation nonpublic financial information, projections, business plans, customer lists, trade secrets and other proprietary information. Lessor shall inform any third party to whom it discloses confidential information that such information is subject to a confidentiality agreement, provided, however, that failure to do so shall not affect the obligation of Lessee hereunder and Lessor shall not be responsible for any action/inaction of said third party.

         21. FURTHER ASSURANCES. Lessee will promptly execute and deliver to Lessor such further reasonable documents and take such further reasonable action as Lessor may request in order to more effectively carry out the intent and purpose of this Lease or an assignment of Lessor's interest herein.

         22. MISCELLANEOUS. This Lease shall be binding upon and inure to the benefit of the parties hereto, their permitted successors and assigns. Any provision of the Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof; and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided, however, that to the extent that the provisions of any such applicable law can be waived, they are waived by Lessee. Time is of the essence with respect to the Lease. The captions set forth herein are for convenience only and shall not define or limit any of the terms hereof. THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES. LESSOR AND LESSEE WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING FROM THIS LEASE. THIS LEASE SHALL BECOME EFFECTIVE AND BINDING ON THE PARTIES, THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS, AND SHALL BE DEEMED EXECUTED AND PERFORMED IN THE STATE OF CALIFORNIA, WHEN THE RELATED EQUIPMENT SCHEDULE IS ACCEPTED BY LESSOR. LESSEE CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE COURTS OF CALIFORNIA FOR THE RESOLUTION OF ANY DISPUTES HEREUNDER.

         23. AMENDMENTS, MODIFICATIONS, WAIVERS. NONE OF THE PROVISIONS OF THIS LEASE MAY BE AMENDED, MODIFIED OR WAIVED EXCEPT IN A WRITING SIGNED BY LESSOR AND LESSEE.

INITIALS  /s/ PJR  (LESSEE)           INITIALS   /s/ RDS    (LESSOR)
         ---------                             -------------


LESSEE:                               LESSOR:

CHEMCONNECT, INC.                     LIGHTHOUSE CAPITAL PARTNERS III, L.P.

By: /s/ Philip J. Ringo               By: LIGHTHOUSE MANAGEMENT
   -------------------------------        PARTNERS III, L.L.C.,
                                          its general partner

Name:  Phil J. Ringo                  By:     /s/ Richard D. Stubblefield
       --------------------------            -----------------------------------
Title: President and COO              Name:  Richard D. Stubblefield
       --------------------------            -----------------------------------
                                      Title: Managing Director
                                             -----------------------------------

                                    EXHIBIT A

                        LEASE LINE SCHEDULE NO. 01, dated
                    November 4, 1999 ("Lease Line Schedule"),
                                       to
                   MASTER EQUIPMENT LEASE AGREEMENT NO. 2192,
                    dated November 4, 1999 ("Master Lease"),
                                 by and between
                     LIGHTHOUSE CAPITAL PARTNERS III, L.P.,
                 a Delaware limited partnership ("Lessor") and
              CHEMCONNECT, INC., a Delaware corporation ("Lessee").

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Master Lease.)

IN CONSIDERATION of the mutual covenants contained herein, the parties agree as follows:

         LEASE LINE. The total Lessor's Cost of all units of Equipment under all Equipment Schedules pursuant to this Lease Line Schedule shall not exceed $500,000.00 (the "Commitment"). "LESSOR'S COST" means, with respect to a unit of Equipment, the total cost to Lessor of purchasing such unit, as indicated on the applicable Equipment Schedule. Lessor's obligation to fund Equipment Schedules under the Commitment shall terminate on July 31, 2000 (the "Commitment Termination Date"). The minimum Lessor's Cost for each Delivery & Acceptance Certificate shall be $10,000.00.

         RENTAL FACTOR. The Rental Factor for each Equipment Schedule will be 2.98% of scheduled Lessor's Cost per month, payable monthly in advance. The Rental Payment under a particular Equipment Schedule shall be an amount equal to the product of (a) the Rental Factor and (b) the aggregate Lessor's Cost of Equipment subject to such Equipment Schedule.

         INTERIM RENT. The daily Interim Rent factor shall be equal to 0.0208% for each item of Equipment (the "Interim Rate"). The daily Interim Rent payment shall be an amount equal to the product of (a) 0.0208%, and (b) the Lessor's Cost for each item of Equipment.

         ADVANCE RENT. On the Commencement Date set forth in each Equipment Schedule to this Lease Line Schedule, Lessee shall pay to Lessor advance rent equal to the product of (a) the Rental Factor and (b) the aggregate Lessor's Cost of Equipment subject to such Equipment Schedule ("Advance Rent"), to be applied toward the last Rental Payment due from Lessee to Lessor under each Equipment Schedule.

         EXPENSES. Lessee agrees to reimburse Lessor for up to One Thousand Dollars ($1,000.00) of expenses incurred in connection with the negotiation and documentation of this transaction, promptly upon receipt of an invoice.

         ELIGIBLE EQUIPMENT. All equipment to be financed under an Equipment Schedule must be Eligible Equipment. "Eligible Equipment" means the following types of equipment to the extent acceptable to Lessor:

         Various new and used computers, peripherals, analytical and test equipment, laboratory equipment and furniture, office furniture and equipment, software in an amount not to exceed thirty percent (30%), and other equipment as mutually agreed to by Lessee and Lessor, together with all replacements, parts, cables, repairs, additions and accessories incorporated therein or affixed thereto and all operating manuals and manufacturer's instructions (collectively hereinafter called the "Equipment"). Such replacements, parts, cables, repairs, additions and accessories shall (whether or not purchased by Lessor) be considered part of the Equipment for all purposes and, when installed in or attached to the Equipment (unless otherwise agreed), be or become the property of the Lessor. Except as otherwise specifically provided or the context so requires, the term "Equipment" includes operating system or other bundled software which is delivered on or with the Equipment and which constitutes an accession that could not be removed upon Lease Termination without adversely affecting the functionality of Equipment in which it is installed or is included on the Equipment Schedules. Equipment that is older than ninety (90) days will be valued at its net book value

         COMMENCEMENT DATE. The "Commencement Date" for each Equipment Schedule shall be the first day of the calendar month following the Acceptance Date for the items of Equipment subject to such Equipment Schedule.

         LEASE TERMINATION OPTIONS. Upon Lease Termination (as defined in the Master Lease), Lessee will have, with respect to all but not less than all of the Equipment governed by this Lease Line Schedule, the option to (a) purchase the Equipment for the lesser of its then fair market value or twenty percent (20%) of Lessor's Cost, (b) renew the Lease or (c) return the Equipment to Lessor as provided in SECTION 6 of the Master Lease.

         ADVANCE NOTICE PERIOD. The "Advance Notice Period" shall be at least ninety (90) days, but not more than 180 days, prior to Lease Termination (as defined in the Master Lease) of Equipment Schedule No. 01 to this Lease Line Schedule.

         AUTOMATIC EXTENSION PERIOD. The "Automatic Extension Period" shall equal three (3) months and affects each Equipment Schedule under this Lease Line Schedule.

         INSURANCE. The amount of commercial general liability insurance (other than products liability coverage and completed operations insurance) required under the Master Lease shall be at least $2,000,000 per occurrence. The amount of the products liability and completed operations insurance under the Master Lease shall be at least $2,000,000 per occurrence.

         FINANCIAL STATEMENTS. Lessee shall deliver to Lessor: (a) as soon as available, but in any event within twenty (20) days after the end of each month, a company prepared balance sheet, income statement and cash flow statement covering Lessee's operations during such period, certified by an officer of Lessee reasonably acceptable to Lessor; (b) as soon as available, but in any event within ninety (90) days after the end of Lessee's fiscal year, audited financial statements of Lessee prepared in accordance with generally accepted accounting principles, consistently applied, together with an unqualified opinion (other than a going concern qualification) on such financial statements of an independent certified public accounting firm reasonably acceptable to Lessor; (c) promptly upon becoming available, copies of all statements, reports, budgets, sales projections, operating plans and notices sent or made available generally by Lessee to its security holders; (d) immediately upon receipt of notice thereof, a report of any material legal actions pending or threatened against Lessee; and (e) such other financial information as Lessor may reasonably request from time to time.

         MAINTENANCE SERVICE CONTRACTS. Lessee shall obtain and keep in effect at all times during the Lease Term (and any renewal or extension thereof), maintenance service contracts covering any Equipment with (i) a Lessor's Cost in excess of $10,000 and/or (ii) Equipment for which maintenance service contracts are customarily available with the Equipment supplier or with suppliers of maintenance services approved by Lessor, such approval not to be unreasonably withheld.

         INSTALLATION, HANDLING AND DELIVERY CHARGES. Any handling and delivery charge to cover all Equipment transportation, rigging, drayage, packing, installation and handling to and from vendor's plant and upon return to Lessor's designated location shall be paid by Lessee.

         MISCELLANEOUS TAXES. Without limitation of the provisions of the Master Lease, Lessee agrees to pay and to indemnify Lessor for any sales or use tax and any property tax in connection with the sale, lease or use of the Equipment.

         LATE FEE. Lessee shall pay a late charge on any rent payments or other sums due hereunder which are more than ten (10) days past due, in an amount equal to 2% of the past due amount, payable on demand.

         DEFAULT RATE. The Default Rate of interest on late payments shall be eighteen percent (18%) per annum.

         NOTICES. All notices shall be addressed as follows:

         IF TO LESSOR:                                IF TO LESSEE:

         Lighthouse Capital Partners III, L.P.        ChemConnect, Inc.
         100 Drake's Landing, Suite 260               44 Montgomery Street, Suite 250
         Greenbrae, CA 94904-3121                     San Francisco, CA 94104
         Attn.:  Contract Administration              Attn.:  Chief Financial Officer

         Phone: (415) 925-3370                        Phone: (415) 364-3300
         Fax: (415) 925-3387                          Fax: (415) 646-0010

         CONDITIONS TO THE FIRST EQUIPMENT SCHEDULE. On or prior to the date of execution of the first Equipment Schedule under this Lease Line Schedule, Lessor shall have received in form and substance satisfactory to Lessor, each of the following:

         1.   A Warrant substantially in the form of EXHIBIT H to the Master
              Lease.

         2. Copies, certified by the Secretary or Assistant Secretary or Chief Financial Officer of Lessee, of: (i) the Articles of Incorporation and By-Laws of Lessee (as amended to the date of the Lease) and
              (ii) the resolutions adopted by Lessee's board of directors authorizing the execution and delivery of this Lease, the Lease Line Schedule, the Equipment Schedules, the Warrant and the other documents referred in this Lease Line Schedule and the performance by Lessee of its obligations in such documents.

         3. A Good Standing Certificate (including franchise tax status) with respect to Lessee from Lessee's state of incorporation, dated a date reasonably close to the date of acceptance of the Lease by Lessor.

         4. A Software Rider substantially in the form of ANNEX B to this Lease Line Schedule.

         5. Evidence of the insurance coverage required by SECTION 8 of the Master Lease.

         6. All necessary consents of shareholders and other third parties with respect to the subject matter of the Master Lease, the Lease Line Schedule, the Equipment Schedules and the Warrant.

         CONDITIONS TO ALL FUNDINGS UNDER ALL EQUIPMENT SCHEDULES. On or prior to each funding under each Equipment Schedule under this Lease Line Schedule, each of the following conditions shall have been satisfied:

         1. No Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, has occurred and is continuing.

         2. Lessor shall have received a Software Licenses Assignment Agreement in substantially the form of ANNEX B-1 to this Lease Line Schedule with respect to each Vendor of software to be financed under this Lease Line Schedule.

         3. Lessor shall have received all necessary or desirable estoppel certificates and UCC filings, releases or terminations.

         4. Lessor shall have used its best efforts to obtain a landlord waiver and consent in substantially the form of EXHIBIT E to the Master Lease with respect to each equipment location.

         5. There shall not have occurred (i) any material adverse change to the general affairs, management, results of operations, condition (financial or otherwise) or prospects of Lessee, whether or not arising from transactions in the ordinary course of business, or
              (ii) any material adverse deviation by Lessee from the business plan of Lessee presented to and not disapproved by Lessor, since the date of the Master Lease.

         6. Lessee shall have delivered to Lessor an Equipment Schedule covering the appropriate funding period.

         7. Lessee shall have delivered to Lessor (i) in the case of a sale-leaseback, original vendor invoices, copies of canceled checks or other proof of payment, a Bill of Sale, a Delivery and Acceptance Certificate, and any UCC filings or other notices deemed necessary or desirable in connection with the sale-leaseback or (ii) at Lessor's request, in the case of a purchase of new equipment in excess of $100,000 from an equipment vendor, a Purchase Order and Invoice Assignment and a Delivery and Acceptance Certificate.

         8.   Payment of the Advance Rent.

         9. All terms and conditions in the Equipment Schedule shall have been satisfied by the Acceptance Date for the Equipment under such Equipment Schedule.

         All other documents as Lessor shall have reasonably requested.

LESSEE:                               LESSOR:

CHEMCONNECT, INC.                     LIGHTHOUSE CAPITAL PARTNERS III, L.P.

By:                                   By: LIGHTHOUSE MANAGEMENT
                                          PARTNERS III, L.L.C.,
                                          its general partner

Name:  Phil J. Ringo                  By:
       --------------------------            -----------------------------------
Title: President and COO              Name:  Richard D. Stubblefield
       --------------------------            -----------------------------------
                                      Title: Managing Member
                                             -----------------------------------

ANNEX A     -  Stipulated Loss Value Table
ANNEX B     -  Software Rider
ANNEX B-1   -  Software License Assignment Agreement

                                     ANNEX A

                           STIPULATED LOSS VALUE TABLE
                                       TO
             LEASE LINE SCHEDULE NO. 01, dated November 4, 1999, to
        MASTER EQUIPMENT LEASE AGREEMENT NO. 2192, dated November 4, 1999
                        ("Master Lease"), by and between
      LIGHTHOUSE CAPITAL PARTNERS III, L.P., a Delaware limited partnership
      ("Lessor"), and CHEMCONNECT, INC., a Delaware corporation ("Lessee").

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Master Lease.)

In the case of an Event of Loss, the Stipulated Loss Value for each item of leased Equipment is the Lessor's Cost for the item multiplied by Stipulated Loss Value Percentage for the Rent Payment Number following the month of the Event of Loss.

                    Stipulated                                   Stipulated
Rent                Loss                     Rent                Loss
Payment             Value                    Payment             Value
Number              Percentage               Number              Percentage
-------             ----------               ------              ----------
  1                  111.88%                 19                  69.19%
  2                  109.78%                 20                  66.76%
  3                  106.95%                 21                  64.31%
  4                  104.54%                 22                  61.85%
  5                  102.11%                 23                  59.36%
  6                   98.78%                 24                  56.86%
  7                   96.64%                 25                  54.33%
  8                   94.47%                 26                  51.79%
  9                   92.28%                 27                  49.22%
  10                  90.07%                 28                  46.63%
  11                  87.84%                 29                  44.03%
  12                  85.59%                 30                  41.40%
  13                  83.31%                 31                  38.74%
  14                  81.09%                 32                  35.07%
  15                  78.69%                 33                  31.64%
  16                  76.35%                 34                  27.76%
  17                  73.99%                 35                  23.88%
  18                  71.60%                 36 and thereafter   20.00%

Lessee:  ____________________                      Lessor:  ____________________

                                     ANNEX B

                                 SOFTWARE RIDER

         THIS SOFTWARE RIDER (this "Rider") is made a part of Lease Line Schedule No. 01 (the ("Lease Line Schedule") dated November 4, 1999, by and between LIGHTHOUSE CAPITAL PARTNERS III, L.P., a Delaware limited partnership ("Lessor") and CHEMCONNECT, INC., a Delaware corporation ("Lessee").

All capitalized terms used and not otherwise defined herein are defined in the Lease Line Schedule.

         In the event any computer software (as described in any applicable Equipment Schedule and collectively with all manuals, updates, revisions, program and data files, and documentation relating thereto or used or usable in connection therewith, the "Software"), is purchased or licensed pursuant to the Lease Line Schedule, then, in addition to all other terms and conditions of the Master Lease and the Lease Line Schedule, all of which are incorporated herein by this reference:

         1. SOFTWARE AS GENERAL INTANGIBLES. All Software shall be "Equipment" as defined under the Lease Line Schedule. Lessee hereby grants to Lessor as collateral security for Lessee's payment and performance of all Lessee's obligations of payment and performance under this Rider, the Lease Line Schedule, the Master Lease, and every other present or future Equipment Schedule or other agreement between Lessee and Lessor, a security interest in all of its right, title and interest in and to the Software, including without limitation general intangibles, licenses, and intellectual property rights with respect thereto, but excluding all licenses and other agreements that by law or by the terms thereof may not be assigned by Lessee or may only be assigned by Lessee with the consent of the other party to such license or other agreement, and all substitutions, modifications, replacements, additions, accessions, proceeds, and products of, to, or for any of the foregoing.

         2. EXCLUSION OF WARRANTIES. Without limiting the generality of all exclusions of warranty set forth in the Lease Line Schedule and Master Lease, Lessor makes no and specifically excludes any representation or warranty relating to any Software, including without limitation any warranty of title, validity or enforceability of license, noninfringement, availability or quality of vendor support, or fitness for any particular purpose.

         3. LICENSE ASSIGNMENT AGREEMENT. Lessee will use its best efforts to obtain a License Assignment Agreement in form and substance satisfactory to Lessor and as set forth on EXHIBIT 1 hereto (the "Software License Assignment Agreement") prior to the advance by Lessor of any funds to any party with respect to the Software. Breach by Lessee of any term or condition of any license agreement governing the right to use any Software shall be an Event of Default under SECTION 16(ii) of the Master Lease if such breach is likely to have a material adverse effect on the Equipment or Lessor's rights under the Lease Line Schedule, Master Lease or any other documents relating to the lease of the Equipment to Lessee.

         4. APPLICABILITY OF LEASE. The Master Lease, Lease Line Schedule, Equipment Schedule, Software License Assignment Agreement, and this Rider, and all documents entered into in connection therewith, govern Lessee's obligations of payment and performance to Lessor with respect to the Software, whether or not the Software represents goods capable of being leased pursuant to the UCC.

         5. LICENSE PERFORMANCE. Lessee agrees that in addition to Lessor's remedies following an Event of Default, Lessor may upon notice to Lessee requiring the same cause Lessee to cease all use of the Software and to assemble and deliver to Lessor the same in electronic or other form. Lessee shall remit to Lessor upon demand any amounts due and payable with respect to the licensing of any Software or the assignment thereof. Lessee agrees that monetary damages are not a sufficient remedy and will not adequately compensate Lessor for Lessee's breach of this Section, and that Lessor shall be entitled to seek specific performance or other injunctive or equitable relief.

         6. INTEGRATION. This Rider represents the entirety of the understanding between the parties with respect to its subject matter, and may only be modified by a written instrument signed by the party to be charged. All rights and remedies of Lessor herein are in addition to, and not in limitation of, the rights and remedies of Lessor under the Lease.

LESSEE:                               LESSOR:

CHEMCONNECT, INC.                     LIGHTHOUSE CAPITAL PARTNERS III, L.P.

                                      By: LIGHTHOUSE MANAGEMENT
                                          PARTNERS III, L.L.C.,
                                          its general partner

By:    EXHIBIT ONLY                   By:
       -------------------------             -----------------------------------
Name:  Phil J. Ringo                  Name:  Richard D. Stubblefield
       -------------------------             -----------------------------------
Title: President and COO              Title: Managing Member
       -------------------------             -----------------------------------

                                    ANNEX B-1

                                    EXHIBIT 1
                      SOFTWARE LICENSE ASSIGNMENT AGREEMENT

         This SOFTWARE LICENSE ASSIGNMENT AGREEMENT (this "Agreement") is entered into _____, 1999, by and between ______________________ ("Vendor"),
LIGHTHOUSE CAPITAL PARTNERS III, L.P., a Delaware limited partnership ("Lessor") and CHEMCONNECT, INC., a Delaware corporation ("Lessee"), with respect to certain items of computer software purchased or licensed from Vendor as more specifically described in attachments hereto (the "Software") in connection with that certain Equipment Schedule No. 01 between Lessee and Lessor (collectively with all documents entered into in connection therewith, the "Lease") dated
__________

         1. ACKNOWLEDGMENT OF LICENSE. The parties acknowledge that the right to use the Software is being acquired pursuant to a software license agreement (the "License") between Vendor and Lessee, and agree as follows:

                  (a) Lessee reaffirms all of its rights and obligations under the License and under the Lease. Lessor is not a party to the License, but is an express third party beneficiary thereof.

                  (b) Lessee assigns to Lessor all of its rights and benefits, but Lessee retains all the obligations and burdens, under the License. Vendor consents to such assignment.

                  (c) Lessor sublicenses back to Lessee, expiring once there has been an Event of Default under the Lease, the rights and benefits under the License.

         2. ASSIGNMENT. Lessor may upon notice to Vendor succeed to all of Lessee's right, title and interest in and to the License, and may sell or assign the same to any person, without the imposition of any transfer fee payable to Vendor, effective upon such person's execution of the License, who shall upon such execution succeed to the obligations and burdens under such license.

         3. NO COMMITMENT. This is not a commitment by Lessor to purchase or finance any other items of software or hardware other than the Software.

         4. INTEGRATION. This Agreement represents the entirety of the understanding between the parties with respect to its subject matter, and may only be modified by a written instrument signed by the party to be charged.

VENDOR                                LIGHTHOUSE CAPITAL PARTNERS III, L.P.

By:                                   By: LIGHTHOUSE MANAGEMENT
       -------------------------          PARTNERS III, L.L.C.,
                                          its general partner
By:
       ------------------------
Title:                                By:
       -------------------------             -----------------------------------
                                      Name:  Richard D. Stubblefield
                                             -----------------------------------
                                      Title: Managing Member
                                             -----------------------------------

CHEMCONNECT, INC.

By:    EXHIBIT ONLY
       -------------------------
Name:  Phil J. Ringo
       -------------------------
Title: President and COO
       -------------------------

                                    EXHIBIT B


    EQUIPMENT SCHEDULE NO. 01, dated ______________ ("Equipment Schedule") to LEASE LINE SCHEDULE NO. 01, dated November 4, 1999 ("Lease Line Schedule"), to
                   MASTER EQUIPMENT LEASE AGREEMENT NO. 2192,
                    dated November 4, 1999 ("Master Lease"),
       by and between LIGHTHOUSE CAPITAL PARTNERS III, L.P. ("Lessor") and
              CHEMCONNECT, INC., a Delaware corporation ("Lessee").

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Master Lease.)

Total Lessor's Cost:            The total Lessor's Cost under this Equipment
                                Schedule shall be an amount equal to the sum of
                                the Lessor's Cost under each Delivery and
                                Acceptance Certificate executed by
                                Lessee between the date of this Equipment
                                Schedule and ten days prior to the Commencement
                                Date, and which refers to this Equipment
                                Schedule.

Lease Term:                     36 Months

Commencement Date:              December 1, 1999

Interim  Rent:                  On or about the Commencement Date, Lessor
                                shall send Lessee a "Summary of Equipment
                                Schedule" in the form of ANNEX A hereto,
                                specifying, among other things, the applicable
                                Interim Rent; provided, however, that any
                                failure by Lessor to send Lessee a Summary of
                                Equipment Schedule shall not relieve Lessee of
                                its obligation to pay rent hereunder.

Rental Factor:                  The Rental Factor shall be set forth in the
                                Summary of Equipment Schedule.

Rental Payments:                The amount of the monthly Rental Payments,
                                calculated in accordance with the
                                Lease Line Schedule and payable monthly in
                                advance, shall be set forth in the Summary of
                                Equipment Schedule. Payments shall be made to
                                Lessor's address set forth in the Lease Line
                                Schedule.

Rental Payment Dates:           First day of each calendar month.

Equipment Description:          The Equipment shall be described in
                                each Delivery and Acceptance Certificate
                                executed by Lessee between the date of this
                                Equipment Schedule and the Commencement Date,
                                and which refers to this Equipment Schedule.
                                Delivery and Acceptance Certificates under this
                                Equipment Schedule must be received by Lessor no
                                later than ten business days prior to the
                                Commencement Date.

Equipment Location:             44 Montgomery Street, Suite 250, San Francisco,
                                California 94104

Terms and Conditions:           The terms and conditions of the above-referenced
                                Master Lease and Lease Line Schedule are
                                incorporated herein. In addition, the following
                                attachments apply to this Equipment Schedule
                                only: None.

No Default:                     No Event of Default or event which, with notice
                                or lapse of time or both, would become an Event
                                of Default, has occurred and is continuing.

LESSEE:                               LESSOR:

CHEMCONNECT, INC.                     LIGHTHOUSE CAPITAL PARTNERS III, L.P.

                                      By: LIGHTHOUSE MANAGEMENT
                                          PARTNERS III, L.L.C.,
                                          its general partner

By:    EXHIBIT ONLY                   By:
       --------------------------            -----------------------------------
Name:  Phil J. Ringo                  Name:  Richard D. Stubblefield
       --------------------------            -----------------------------------
Title: President and COO              Title: Managing Member
       --------------------------            -----------------------------------

                                     ANNEX A

                     SUMMARY OF EQUIPMENT SCHEDULE NO. 01 to
             LEASE LINE SCHEDULE NO. 01, dated November 4, 1999, to
                   MASTER EQUIPMENT LEASE AGREEMENT NO. 2192,
                 dated November 4, 1999 ("Master Lease") by and
          between LIGHTHOUSE CAPITAL PARTNERS III, L.P. ("Lessor") and
              CHEMCONNECT, INC., a Delaware corporation ("Lessee").

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Master Lease.)

Total Lessor's Cost:                            $______________

Total Interim Rent:                             $______________

Rental Factor:                                  2.98%

Rental Payments:                                36 payments of $________________
                                                each, payable monthly in advance

Amount of Advance Rent applied to this
  Equipment Schedule:                           $______________


                               LIGHTHOUSE CAPITAL III, L.P.

                               By: LIGHTHOUSE MANAGEMENT PARTNERS III, L.L.C.,
                                   its general partner


                               By:      EXHIBIT ONLY
                                        ----------------------------------------
                               Name:    Richard D Stubblefield
                                        ----------------------------------------
                               Title:   Managing Member
                                        ----------------------------------------

                                    EXHIBIT C

                       DELIVERY AND ACCEPTANCE CERTIFICATE
                                      UNDER
               EQUIPMENT SCHEDULE NO. 01, dated _______________ to
              LEASE LINE SCHEDULE NO. 01, dated November 4, 1999 to
        MASTER EQUIPMENT LEASE AGREEMENT NO. 2192, dated November 4, 1999 by and between LIGHTHOUSE CAPITAL PARTNERS III, L.P. ("Lessor")
                             and CHEMCONNECT, INC.,
                       a Delaware corporation ("Lessee").

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Master Lease.)

Installation Address:   44 Montgomery Street, Suite 250, San Francisco, CA 94104

Lessor's Cost:          $______________

Commencement Date:      December 1, 1999

Equipment Description:

                                                            Original Unit
       Qty               Model & Description                Purchase Price         Lessor's Cost
       ---               -------------------                --------------         -------------
                             SEE ANNEX A

         Lessee acknowledges receipt and acceptance of the Equipment listed in ANNEX A and agrees the Equipment has been delivered and is ready for use under the terms of the above-referenced Master Equipment Lease Agreement, Lease Line Schedule, and Equipment Schedule, the terms and conditions of which are incorporated herein, including, without limitation, the obligation to pay Interim Rent and to make Rental Payments.

Acceptance Date: _________________

LESSEE:

CHEMCONNECT, INC.

By:      EXHIBIT ONLY
         --------------------------
Name:    Phil J. Ringo
         --------------------------
Title:   President and COO
         --------------------------

                                     ANNEX A

                              EQUIPMENT DESCRIPTION

                                                            Original Unit
       Qty               Model & Description                Purchase Price         Lessor's Cost
       ---               -------------------                --------------         -------------







                                       2.

                                    ANNEX B-1

                                  BILL OF SALE

         For and in consideration of the sum of One Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CHEMCONNECT, INC. (herein "Seller"), does hereby sell, grant, transfer and deliver all right, title and interest in and to the equipment further described on ANNEX A hereto (herein the "Equipment"), together with all warranties, guarantees or other similar rights with respect to the Equipment ("Equipment Warranties") unto LIGHTHOUSE CAPITAL PARTNERS III, L.P. (herein "Purchaser") and to its successors and assigns to have and to hold said Equipment and the Equipment Warranties forever. Except for the Equipment Warranties, the Equipment is sold "as is" and "where is" and the description of the Equipment is for the sole purpose of identifying it and is not part of the basis of the bargain.

         Seller represents and warrants that it holds all right, title and interest in and to the Equipment being transferred free and clear of all liens and encumbrances of any kind and Seller does for itself, its successors and assigns covenant and agree with Purchaser, its successors and assigns, to warrant and defend the sale of the Equipment and the transfer of the Equipment Warranties unto Purchaser, its successors and assigns against all and every person and persons whomsoever claiming or laying claim to the same, except for any defects in title or liens or encumbrances in or to the Equipment arising solely by reason of Purchaser's own acts.

         THE WARRANTY SET FORTH IN THE FOREGOING PARAGRAPH AND THE EQUIPMENT WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES OF SELLER, WHETHER WRITTEN, ORAL OR IMPLIED, AND SELLER SHALL NOT, BY VIRTUE OF HAVING SOLD THE EQUIPMENT HEREWITH, BE DEEMED TO HAVE MADE ANY REPRESENTATION OF WARRANTY AS TO THE MERCHANTABILITY, FITNESS, DESIGN OR CONDITION OF, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN, THE EQUIPMENT.

         IN WITNESS WHEREOF, we have set our hand and seal this ___________ day of ________, 1999.


LESSEE:

CHEMCONNECT, INC.


By:
         ---------------------------
Name:    Phil J. Ringo
         ---------------------------
Title:   President and COO
         ---------------------------

                                    ANNEX B-2


         THIS PURCHASE ORDER ASSIGNMENT, dated as of _____, 199____ (this "Assignment"), between CHEMCONNECT, INC. ("Assignor") and LIGHTHOUSE CAPITAL PARTNERS III, L.P. ("Assignee").

                              W I T N E S S E T H :

                  WHEREAS, Assignor has submitted its Purchase Orders and Invoices listed in SCHEDULE 1 hereto (collectively, the "Purchase Orders"), to ___________________ (the "Vendor") concerning certain units of equipment (the "Units") listed in SCHEDULE 1 hereto to be subject to a Master Equipment Lease Agreement No. 2192, dated as of November 4, 1999 (the "Master Lease"), between Assignor and Assignee (all terms used but not otherwise defined herein shall have the meaning given to them in the Master Lease):

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                  1. Assignor does hereby sell, assign, transfer and set over unto Assignee, all of the Assignor's rights to and interests in the Purchase Orders as and to the extent that the same relates to the Units. The assignment herein shall include, without limitation, the right of Assignee to purchase the Units pursuant to the Purchase Orders and to take title to the Units, all claims for damages in respect of the Units arising as a result of any default by Vendor under the Purchase Orders, together with any and all rights of Assignor to compel performance of the terms of the Purchase Orders in respect of the Units.

                  2. The exercise by Assignee of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to Vendor under the Purchase Orders except to the extent that such exercise by Assignee shall constitute performance of such duties and obligations.

                  3. Upon satisfaction of the conditions set forth in the applicable Lease Line Schedule to the Master Lease with respect to the Units, Assignee shall purchase such Unit by paying or causing to be paid, by check mailed or delivered to Vendor, on such date or thereafter as permitted by Vendor, an amount equal to the purchase price of the Unit, as such amount may be adjusted in accordance with the terms of the Purchase Orders and reflected on invoices prepared by Vendor to Assignee on or before the date of delivery and acceptance of the Unit.

                  4. Assignor agrees that it will, at any time and from time to time, upon the written consent of Assignee, promptly and duly exercise and deliver any and all such further instruments and documents and take such further action as Assignee may reasonably request in order that Assignee may obtain the full benefits of this Agreement and of the rights and powers herein granted.

                  5. Assignor represents and warrants that the Purchase Orders are in full force and effect and that Assignor is not in default under any of them. Assignor further represents and warrants that Assignor has not assigned or pledged, and so long as this Assignment shall remain in effect, will not assign or pledge, the whole or any part of the rights hereby assigned or any of its rights with respect to the Units under the Purchase Orders to anyone other than Assignee.

         IN WITNESS WHEREOF, the parties hereto have caused this Purchase Order Assignment to be duly executed as of the day and year first above written.

LESSEE:                               LESSOR:


CHEMCONNECT, INC.                     LIGHTHOUSE CAPITAL PARTNERS III, L.P.

By:      EXHIBIT ONLY                 By:      LIGHTHOUSE MANAGEMENT
         ------------------------              PARTNERS III, L.L.C., its
                                               general partner

Name:    Phil J. Ringo                By:
         ------------------------              ------------------------------
Title:   President and COO            Name:    Richard D. Stubblefield
         ------------------------              ------------------------------
                                      Title:   Managing Member
                                               ------------------------------


ACKNOWLEDGED AND CONSENTED to this   ____________ day of __________, 199___.

VENDOR:

By:
       -----------------------------------
Name:
       -----------------------------------
Title:
       -----------------------------------

                                    EXHIBIT D

                               NOTICE OF ELECTION

       under LEASE LINE SCHEDULE NO. 01, dated November 4, 1999, to MASTER EQUIPMENT LEASE AGREEMENT NO. 2192, dated November 4, 1999 ("Master
     Lease") by and between LIGHTHOUSE CAPITAL PARTNERS III, L.P. ("Lessor") and CHEMCONNECT, a Delaware corporation ("Lessee").

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Master Lease.)

         1. Pursuant to SECTION 4(d) of the Master Lease, Lessee hereby elects the Lease Termination Option indicated below for the above Lease Line Schedule.

                  Option                    Election (check one)
                  ------                    --------------------

                  Purchase                  ______________________
                  Renew                     ______________________
                  Return                    ______________________

         2. If the renewal option is selected, then Lessee and Lessor must agree upon the rental period and rental amount. If Lessee and Lessor are unable to agree upon the terms of renewal, then this Notice of Election shall be deemed invalid and a new Notice of Election must be submitted by Lessee.

Dated: __________________

                                            CHEMCONNECT

                                            By:      EXHIBIT ONLY
                                                     ---------------------------
                                            Name:    Phil J. Ringo
                                                     ---------------------------
                                            Title:   President and COO
                                                     ---------------------------

                                    EXHIBIT E

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:
Lighthouse Capital Partners III, L.P.
100 Drake's Landing Road, Suite 260
Greenbrae, CA  94904-3121
Attn.: Contract Administration

--------------------------------------------------------------------------------
                     CONSENT TO REMOVAL OF PERSONAL PROPERTY

KNOW ALL PERSONS BY THESE PRESENTS:

         (a) The undersigned has an interest as owner and landlord in that certain real property (the "Real Property") in the County of Santa Clara, State of California, described as: SEE EXHIBIT 1 ATTACHED HERETO FOR FULL LEGAL DESCRIPTION, and commonly known as 44 Montgomery Street, Suite 250, San Francisco, California 94104 (Parcel No. ).

         (b) CHEMCONNECT, INC., a Delaware corporation ("Lessee"), has entered into or will enter into a Master Equipment Lease Agreement with LIGHTHOUSE CAPITAL PARTNERS III, L.P. ("Lessor") (as amended and supplemented from time to time, the "Lease Agreement").

         (c) Lessor, as a condition to entering into the Lease Agreement, requires that the undersigned consent to the removal by Lessor of the equipment and other assets covered by the Lease Agreement (hereinafter the "Equipment") from the Real Property, no matter how it is affixed thereto, and to the other matters set forth below.

NOW, THEREFORE, for good and sufficient consideration, receipt of which is hereby acknowledged, the undersigned consents to the placing of the Equipment on the Real Property, and agrees with Lessor as follows:

         1. The undersigned waives and releases each and every right which undersigned now has, under the laws of the State of California or by virtue of the lease for the Real Property now in effect, to levy or distrain upon for rent, in arrears, in advance or both, or to claim or assert title to the Equipment that is already on said Real Property, or may hereafter be delivered or installed thereon.

         2. The Equipment shall be considered to be personal property and shall not be considered part of the Real Property regardless of whether or by what means it is or may become attached or affixed to the Real Property.

         3. The undersigned will permit Lessor, or its agent or representative, to enter upon the Real Property for the purpose of exercising any right it may have under the terms of the Lease Agreement or otherwise, including, without limitation, the right to remove the Equipment; provided, however, that if Lessor, in removing the Equipment damages any improvements of the undersigned on the Real Property, Lessor will, at its expense, cause same to be repaired, normal wear and tear excepted. The right of Lessor to enter the Real Property shall not terminate until thirty (30) days after Lessor receives written notice from the undersigned of the termination of the Lease.

         4. This agreement shall be binding upon the heirs, successors and assigns of the undersigned and shall inure to the benefit of Lessor and its successors and assigns.

IN WITNESS WHEREOF, the undersigned has executed this instrument this ____ day of __________________, 1999.

LANDLORD                                    Notarial Acknowledgment required.
                                            --------------------------------

By:
       ---------------------------------
Name:
       ---------------------------------
Title:
       ---------------------------------


                  ATTACH LEGAL DESCRIPTION OF THE REAL PROPERTY

                                    EXHIBIT F

                  ACKNOWLEDGMENT FROM USER OF MOBILE EQUIPMENT

                                      UNDER

      EQUIPMENT SCHEDULE NO. 01, dated _________ ("Equipment Schedule"), to LEASE LINE SCHEDULE NO. 01, dated November 4, 1999 ("Lease Line Schedule"), to
                   MASTER EQUIPMENT LEASE AGREEMENT NO. 2192,
                     dated November 4, 1999 ("Master Lease")
       by and between LIGHTHOUSE CAPITAL PARTNERS III, L.P. ("Lessor") and
              CHEMCONNECT, INC., a Delaware corporation ("Lessee").

 (All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Master Lease.)

         1.       The undersigned acknowledges and agrees that:

                  (a) the Equipment listed below is owned by Lessor and is subject to the terms and conditions of the Master Lease, Lease Line Schedule and Equipment Schedule; and

                  (b) upon the occurrence and continuance of an Event of Default under the Master Lease, Lessor may, among other things, take possession of the Equipment and upon request the undersigned agrees to make such Equipment available to Lessor.

         2.        The undersigned's address is:

                   -------------------------------------

                   -------------------------------------

                   -------------------------------------
                   Phone:
                          ------------------------------
                   Fax:
                          ------------------------------

  QTY         MODEL & DESCRIPTION       SERIAL NUMBER       LCP ASSET TAG NUMBER
  ---         -------------------       -------------       --------------------
   1


         IN WITNESS WHEREOF, the undersigned has executed this Acknowledgment as of the date written below.


Dated: _______________, 1999

                                         MOBILE EQUIPMENT USER

                                         By:    EXHIBIT ONLY
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------

                                    EXHIBIT G

                               OPINION OF COUNSEL
                                CHEMCONNECT, INC.


This requirement has been waived for all funding under Lease Line Schedule No. 02 to Master Equipment Lease Agreement No. 2192.

                                    EXHIBIT H

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

                        PREFERRED STOCK PURCHASE WARRANT


Warrant No. __________                                   Number of Shares: 5,714
                                                      Series C-2 Preferred Stock

                                CHEMCONNECT, INC.

                           Void after October 31, 2006

         1. ISSUANCE. This Warrant is issued to LIGHTHOUSE CAPITAL PARTNERS III, L.P. by CHEMCONNECT, INC., a Delaware corporation (hereinafter with its successors called the "Company").

         2. PURCHASE PRICE; NUMBER OF SHARES. The registered holder of this Warrant (the "Holder"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company the following securities (collectively, the "Shares") at a price per share of $3.50 (the "Purchase Price"), 5,714 fully paid and nonassessable shares of Series C-2 Preferred Stock, $0.0001 par value, of the Company (the "Preferred Stock"). Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

         3. PAYMENT OF PURCHASE PRICE. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.

         4. NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:

                                    X=Y(A-B)/A
                                        A

where:   X    =   the number of shares of Preferred Stock to be issued to the
                  Holder pursuant to this SECTION 4.

                  Y    =   the number of shares of Preferred Stock covered by
                           this Warrant in respect of which the net issue election is made pursuant to this SECTION 4.



                                       1.

                  A    =   the Fair Market Value (defined below) of one share
                           of Preferred Stock, as determined at the time the net issue election is made pursuant to this SECTION 4.

                  B    =   the Purchase Price in effect under this Warrant at
                           the time the net issue election is made pursuant to this SECTION 4.

"Fair Market Value" of a share of Preferred Stock (or Common Stock if the Preferred Stock has been automatically converted into Common Stock) as of a particular date (the "Determination Date") shall mean:

                  (a) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Securities Act of 1933 ("1933 Act") (a "Public Offering"), and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.

                  (b) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

                           (i) If traded on a securities exchange or the Nasdaq
                  National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five business days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;

                           (ii) If otherwise traded in an over-the-counter
                  market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five business days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and

                           (iii) If there is no public market for the Common
                  Stock, then fair market value shall be determined in good faith by the Company's Board of Directors.

         5. PARTIAL EXERCISE. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

         6. FRACTIONAL SHARES. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in its entirety, the Holder would, except as provided in this
SECTION 6, be entitled to receive a fractional share of Preferred Stock, then the Company shall pay in lieu thereof, the Fair Market Value of such fractional share in cash.

         7. EXPIRATION DATE; AUTOMATIC EXERCISE. This Warrant shall expire at the close of business on October 31, 2006, and shall be void thereafter. Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of SECTION 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence.

         8. RESERVED SHARES; VALID ISSUANCE. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Preferred Stock and Common Stock, $0.0001 par value, of the Company (the "Common Stock"), free from all preemptive or similar


                                       2.

rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

         9. STOCK SPLITS AND DIVIDENDS. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

         10. NO STOCKHOLDER RIGHTS. Except as expressly provided in this Warrant, prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Shares, including without limitation the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company, provided, however, that nothing in this SECTION 10 shall limit the right of the Holder to be provided the notices required under the Warrant.

         11. MERGERS AND RECLASSIFICATIONS. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Preferred Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this SECTION 11, the term "Reorganization" shall mean and refer to (i) an acquisition of the Company by another entity by means of a merger, consolidation, or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company's capital stock such that stockholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity, or (ii) a sale or transfer of all or substantially all of the Company's asset to any other person.

         12. CERTIFICATE OF ADJUSTMENT. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company's chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

         13. NOTICES OF RECORD DATE, ETC. In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

                  (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;


                                       3.

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty
(20) business days prior to the date specified in such notice on which any such action is to be taken.

         14. REPRESENTATIONS, WARRANTIES AND COVENANTS. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

                  (a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

                  (b) The shares of Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

                  (c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Certificate or by-laws, or to the Company's knowledge, any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

                  (d) As long as this Warrant is, or any shares of Preferred Stock issued upon exercise of this Warrant or any shares of Common Stock issued upon conversion of such shares of Preferred Stock are, issued and outstanding, the Company will provide to the Holder the financial and other information described in that certain Lease Line Schedule No. 01 to Master Equipment Lease Agreement No. 2192 between the Company and Lighthouse Capital Partners III, L.P. dated as of November 4, 1999.

                   (e) As of the date hereof, the authorized capital stock of the Company consists of (i)thirty million (30,000,000) shares of Common Stock, of which one million nine hundred thirty-eight thousand fifty-two (1,938,052) are outstanding, (ii) five million six hundred eighty-six thousand five hundred seventy-three (5,686,573) shares of Series A Preferred Stock, all of which are issued and outstanding, (iii) four million three hundred forty-six thousand five hundred thirty-nine (4,346,539) shares of Series B Preferred Stock, four million three hundred twenty-five thousand (4,325,000) of which are issued and outstanding, (iv) one million nine hundred thousand (1,900,000) shares of Series C-1 Preferred Stock, six hundred sixty-six thousand six hundred sixty-seven (666,667) of which are issued and outstanding, and (v) eight million (8,000,000) shares of Series C-2 Preferred Stock, seven million nine hundred twenty-eight thousand five hundred seventy (7,928,570) of which are issued and outstanding.

                  Attached hereto as EXHIBIT C is a capitalization table summarizing the capitalization of the Company, including, without limitation, the current Conversion Price of the Series C-2 Preferred Stock.

         15. INVESTORS' RIGHTS AGREEMENT. The Company agrees that, upon the next amendment of that certain Amended and Restated Investors' Rights Agreement by and among the Company, the Investors and the Founders listed therein dated as of July 15, 1999 (the "Investors' Rights Agreement"), it will use its best efforts to effect such amendment so that the Holder shall be an Investor within the meaning of such Investors' Rights Agreement.

         16. RIGHT OF FIRST REFUSAL. Subject to the terms and conditions contained in this SECTION 16, the Company agrees that the holder of this Warrant has the right of first refusal to purchase its pro rata portion of any New Securities (as defined in SECTION 16(a) below) which the Company may, from time to time, propose to sell and issue. A holder's pro rata portion for purposes of this SECTION 16 is the ratio that (x) the sum of the number of shares of the Company's Common Stock then issued or issuable to the holder (including upon conversion of any Preferred Stock held by the holder and upon exercise of this Warrant and conversion of the Shares issued thereupon) bears to (y) the sum of the total number of shares of Company's Common Stock then outstanding, the number of shares of


                                       4.

the Company's Common Stock issuable upon conversion of the Preferred Stock then outstanding, and the number of shares of the Company's Common Stock issuable to the holder upon exercise of this Warrant and conversion of the Shares issued thereupon.

                  (a) DEFINITION OF NEW SECURITIES. Except as set forth below, "New Securities" shall mean any shares of capital stock of the Company, including Common Stock and Preferred Stock, whether now authorized or not, and rights, options or warrants to purchase said shares of Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into or exercisable for said shares of Common Stock or Preferred Stock. Notwithstanding the foregoing, "New Securities" does not include: (i) Common Stock issuable upon conversion of any Preferred Stock outstanding as of the grant date; (ii) securities offered to the public generally pursuant to a registration statement under the Securities Act; (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or shares or other reorganization;
(iv) shares of the Company's Common Stock or related options convertible into or exercisable for such Common Stock issued to employees, officers and directors of, and consultants to, the Company, pursuant to any compensatory benefit plan;
(v) stock issued pursuant to any rights or agreements, including, without limitation, convertible securities, options and warrants, provided that the Company shall have complied with the right of first refusal established by this
SECTION 16 with respect to the initial sale or grant by the Company of such rights or agreements; or (vi) stock issued in connection with any stock split, reverse stock split, stock dividend, combination or recapitalization by the Company.

                  (b) NOTICE OF RIGHT. In the event the Company proposes to undertake an issuance of New Securities, it shall give the holder written notice of its intention, describing the type of New Securities and the price and terms upon which the Company proposes to issue the same. The holder shall have fifteen
(15) days from the date of receipt of any such notice to agree to purchase shares of such New Securities (up to the amount referred to in this SECTION 16), for the price and upon the terms specified in the notice, by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

                  (c) EXERCISE OF RIGHT. If the holder exercises its right of first refusal hereunder, the closing of the purchase of the New Securities with respect to which such right has been exercised shall take place within ninety
(90) calendar days after the holder gives notice of such exercise, which period of time shall be extended in order to comply with applicable laws and regulations. Upon exercise of such right of first refusal, the Company and the holder shall be legally obligated to consummate the purchase contemplated thereby and shall use their best efforts to secure any approvals required in connection therewith.

                  (d) LAPSE AND REINSTATEMENT OF RIGHT. In the event the holder fails to exercise the right of first refusal provided in this SECTION 16 within said fifteen (15) day period, the Company shall have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities not elected to be purchased by the holder at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the holder in the manner provided above.

                  (e) ASSIGNMENT. The right of the holder to purchase any part of the New Securities may be assigned in whole or in part to any partner, subsidiary, affiliate or shareholder of the holder.

                  (f) TERMINATION OF RIGHT OF FIRST REFUSAL. The right of first refusal granted under SECTION 16 shall terminate on and be of no further force or effect upon the closing of a firmly underwritten public offering of the securities of the Company.

         17. AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder and the Company.


                                       5.

         18. REPRESENTATIONS AND COVENANTS OF THE HOLDER. This Preferred Stock Purchase Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

                  (a) INVESTMENT PURPOSE. The right to acquire Preferred Stock issuable upon exercise of the Holder's rights contained herein or Common Stock issuable upon conversion thereof (the "Conversion Shares") will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption. The Holder further represents that such Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Preferred Stock or Conversion Shares.

                  (b) ACCREDITED INVESTOR. Holder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

                  (c) PRIVATE ISSUE. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder's rights contained herein and the Conversion Shares is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this SECTION 18.

                  (d) FINANCIAL RISK. The Holder is an investor in securities of companies in the development stage and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

                  (e) DISCLOSURE OF INFORMATION. The Holder believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Warrant and the Preferred Stock issuable upon exercise thereof. Such Holder further represents that it has had the opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Preferred Stock and the business, properties, prospects and financial condition of the Company.

         19.      NOTICES, TRANSFERS, ETC.

                  (a) Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

                  (b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

                  (c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant


                                       6.

         20. NO IMPAIRMENT. The Company will not, by amendment of its Certificate or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

         21. GOVERNING LAW. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of California.

         22. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

         23. BUSINESS DAYS. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

         24. QUALIFYING PUBLIC OFFERING. If the Company shall effect a firm commitment underwritten public offering of shares of Common Stock which results in the conversion of the Preferred Stock into Common Stock pursuant to the Certificate in effect immediately prior to such offering, then, effective upon such conversion, this Warrant shall change from the right to purchase shares of Preferred Stock to the right to purchase shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder upon the exercise of this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.

         25. VALUE. The Company and the Holder agree that the value of this Warrant on the date of grant is $125.

Dated:  November ____, 1999            CHEMCONNECT, INC.

                                       By:
                                              ----------------------------------
                                       Name:  Phil J. Ringo
                                              ----------------------------------
                                       Title: President and COO
                                              ----------------------------------

          [CORPORATE SEAL]

Attest:


----------------------------------


                                      7.

                                  SUBSCRIPTION

To: __________________________________________________ Date: ___________________

         The undersigned hereby subscribes for ____________ shares of Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                                Signature:______________________________________

                                Name for Registration:__________________________

                                Mailing Address:________________________________

                                ________________________________________________

                            NET ISSUE ELECTION NOTICE

To: __________________________________________________ Date: ___________________

         The undersigned hereby elects under SECTION 4 to surrender the right to purchase __________ shares of Preferred Stock pursuant to this Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

                                Signature:______________________________________

                                Name for Registration:__________________________

                                Mailing Address:________________________________

                                   ASSIGNMENT


        For value received ___________________________ hereby sells, assigns and transfers unto
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

        [Please print or typewrite name and address of Assignee]

________________________________________________________________________________
the within Warrant, and does hereby irrevocably constitute and appoints ________________________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.


Dated:______________________________________


In the Presence of:

____________________________________________

                                    EXHIBIT A

                      RESTATED CERTIFICATE OF INCORPORATION


                               See attached pages.

                                    EXHIBIT B

                              CAPITALIZATION TABLE

                               See attached pages.

                                    EXHIBIT I

                               ANCILLARY DOCUMENTS



         Certificate of Secretary
         UCC Financing Statement Attachment - Annex "A"
         Insurance Request

                                CHEMCONNECT, INC.

                            CERTIFICATE OF SECRETARY

         The undersigned, _______________, hereby certifies that:

         1. He/She is the duly elected and acting Secretary of CHEMCONNECT, INC., a Delaware corporation (the "Company").

         2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

     NAME                         OFFICE                        SIGNATURE
     ----                         ------                        ---------
     Paul J. Ringo                President and COO             ________________

     _______________________      ________________________      ________________

     _______________________      ________________________      ________________

         3. Attached hereto as EXHIBIT A is a true and correct copy of the Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.

         4. Attached hereto as EXHIBIT B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.

         5. Attached hereto as EXHIBIT C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company's execution, delivery and performance of a lease line with Lighthouse Capital Partners III, L.P.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Secretary this ____ day of November 1999.

                                      CHEMCONNECT, INC.

                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

         I, the President and COO of the Company, do hereby certify that _________________ is the duly qualified, elected and acting Secretary/Assistant Secretary of the Company and that the above signature is his or her genuine signature.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate of Secretary this ____ day of November 1999.

                                      CHEMCONNECT, INC.

                                      By:    EXHIBIT ONLY
                                             -----------------------------------
                                      Name:  Phil J. Ringo
                                             -----------------------------------
                                      Title: President and COO
                                             -----------------------------------

                                    ANNEX "A"

                     UCC-1 FINANCING STATEMENT CONTINUATION


DEBTOR/LESSEE/TRANSFEROR:                 CHEMCONNECT, INC.

SECURED PARTY/LESSOR/TRANSFEREE:          LIGHTHOUSE CAPITAL PARTNERS III, L.P.

--------------------------------------------------------------------------------

COLLATERAL DESCRIPTION:

         All now owned or hereafter acquired equipment, software and other personal property leased by Lessor to Lessee pursuant to any present or future equipment lease, together with all substitutions, replacements, additions, accessions, proceeds, and products of to or for any of the foregoing.

         Lessee has no right to sell or otherwise dispose of any of the foregoing.

         As provided in Uniform Commercial Code Section 9408, the execution and filing of this financing statement is not intended to imply and in no way constitutes evidence that the described items of property are owned by the Debtor/Lessee/Transferor. However, if notwithstanding the intent of the parties, the Lease is held to create a secured financing or lease for security, the Lessee shall be deemed to have granted to Lessor a security interest in the above described equipment and other property.



                                  ---------------                ---------------
                                  Lessee Initials                Lessor Initials

                              EVIDENCE OF INSURANCE

                                CHEMCONNECT, INC.

RE: Master Equipment Lease Agreement No. 2192 ("Lease")


As required by SECTION 8 of the referenced Lease, please provide evidence of insurance as outlined below:

~ "all risk" insurance against loss or damage to the equipment naming LIGHTHOUSE CAPITAL PARTNERS III, L.P. as LOSS PAYEE with respect to the equipment.

     Minimum amount of "all risk" coverage: $500,000

~ commercial general liability insurance in an amount of at least $2,000,000 naming LIGHTHOUSE CAPITAL PARTNERS III, L.P. as an ADDITIONAL INSURED.

General Information:

CERTIFICATE HOLDER:

     Lighthouse Capital Partners III, L.P.
     100 Drake's Landing Road, Suite 260
     Greenbrae, CA 94904-3121
     Attn.:  Contract Administration

If you or your agent have any questions we can be reached at the above address or by,

     phone:  415-925-3370

     fax:    415-925-3387

     e-mail: leasing@lighthse.com


Please note that the above Certificate(s) of Insurance are required PRIOR to funding under the Lease.

               LEASE LINE SCHEDULE NO. 01, dated November 4, 1999
                            ("Lease Line Schedule"),
                                       to
        MASTER EQUIPMENT LEASE AGREEMENT NO. 2192, dated November 4, 1999
                                ("Master Lease"),
                                 by and between
                     LIGHTHOUSE CAPITAL PARTNERS III, L.P.,
                  a Delaware limited partnership ("Lessor") and
              CHEMCONNECT, INC., a Delaware corporation ("Lessee").

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Master Lease.)

IN CONSIDERATION of the mutual covenants contained herein, the parties agree as follows:

         LEASE LINE. The total Lessor's Cost of all units of Equipment under all Equipment Schedules pursuant to this Lease Line Schedule shall not exceed $500,000.00 (the "Commitment"). "LESSOR'S COST" means, with respect to a unit of Equipment, the total cost to Lessor of purchasing such unit, as indicated on the applicable Equipment Schedule. Lessor's obligation to fund Equipment Schedules under the Commitment shall terminate on July 31, 2000 (the "Commitment Termination Date"). The minimum Lessor's Cost for each Delivery & Acceptance Certificate shall be $10,000.00.

         RENTAL FACTOR. The Rental Factor for each Equipment Schedule will be 2.98% of scheduled Lessor's Cost per month, payable monthly in advance. The Rental Payment under a particular Equipment Schedule shall be an amount equal to the product of (a) the Rental Factor and (b) the aggregate Lessor's Cost of Equipment subject to such Equipment Schedule.

         INTERIM RENT. The daily Interim Rent factor shall be equal to 0.0208% for each item of Equipment (the "Interim Rate"). The daily Interim Rent payment shall be an amount equal to the product of (a) 0.0208%, and (b) the Lessor's Cost for each item of Equipment.

         ADVANCE RENT. On the Commencement Date set forth in each Equipment Schedule to this Lease Line Schedule, Lessee shall pay to Lessor advance rent equal to the product of (a) the Rental Factor and (b) the aggregate Lessor's Cost of Equipment subject to such Equipment Schedule ("Advance Rent"), to be applied toward the last Rental Payment due from Lessee to Lessor under each Equipment Schedule.

         EXPENSES. Lessee agrees to reimburse Lessor for up to One Thousand Dollars ($1,000.00) of expenses incurred in connection with the negotiation and documentation of this transaction, promptly upon receipt of an invoice.

         ELIGIBLE EQUIPMENT. All equipment to be financed under an Equipment Schedule must be Eligible Equipment. "Eligible Equipment" means the following types of equipment to the extent acceptable to Lessor:

         Various new and used computers, peripherals, analytical and test equipment, laboratory equipment and furniture, office furniture and equipment, software in an amount not to exceed thirty percent (30%), and other equipment as mutually agreed to by Lessee and Lessor, together with all replacements, parts, cables, repairs, additions and accessories incorporated therein or affixed thereto and all operating manuals and manufacturer's instructions (collectively hereinafter called the "Equipment"). Such replacements, parts, cables, repairs, additions and accessories shall (whether or not purchased by Lessor) be considered part of the Equipment for all purposes and, when installed in or attached to the Equipment (unless otherwise agreed), be or become the property of the Lessor. Except as otherwise specifically provided or the context so requires, the term "Equipment" includes operating system or other bundled software which is delivered on or with the Equipment and which constitutes an accession that could not be removed upon Lease Termination without adversely affecting the functionality of Equipment in which it is installed or is included on the Equipment Schedules. Equipment that is older than ninety (90) days will be valued at its net book value

         COMMENCEMENT DATE. The "Commencement Date" for each Equipment Schedule shall be the first day of the calendar month following the Acceptance Date for the items of Equipment subject to such Equipment Schedule.



                                       1.

         LEASE TERMINATION OPTIONS. Upon Lease Termination (as defined in the Master Lease), Lessee will have, with respect to all but not less than all of the Equipment governed by this Lease Line Schedule, the option to (a) purchase the Equipment for the lesser of its then fair market value or twenty percent (20%) of Lessor's Cost, (b) renew the Lease or (c) return the Equipment to Lessor as provided in SECTION 6 of the Master Lease.

         ADVANCE NOTICE PERIOD. The "Advance Notice Period" shall be at least ninety (90) days, but not more than 180 days, prior to Lease Termination (as defined in the Master Lease) of Equipment Schedule No. 01 to this Lease Line Schedule.

         AUTOMATIC EXTENSION PERIOD. The "Automatic Extension Period" shall equal three (3) months and affects each Equipment Schedule under this Lease Line Schedule.

         INSURANCE. The amount of commercial general liability insurance (other than products liability coverage and completed operations insurance) required under the Master Lease shall be at least $2,000,000 per occurrence. The amount of the products liability and completed operations insurance under the Master Lease shall be at least $2,000,000 per occurrence.

         FINANCIAL STATEMENTS. Lessee shall deliver to Lessor: (a) as soon as available, but in any event within twenty (20) days after the end of each month, a company prepared balance sheet, income statement and cash flow statement covering Lessee's operations during such period, certified by an officer of Lessee reasonably acceptable to Lessor; (b) as soon as available, but in any event within ninety (90) days after the end of Lessee's fiscal year, audited financial statements of Lessee prepared in accordance with generally accepted accounting principles, consistently applied, together with an unqualified opinion (other than a going concern qualification) on such financial statements of an independent certified public accounting firm reasonably acceptable to Lessor; (c) promptly upon becoming available, copies of all statements, reports, budgets, sales projections, operating plans and notices sent or made available generally by Lessee to its security holders; (d) immediately upon receipt of notice thereof, a report of any material legal actions pending or threatened against Lessee; and (e) such other financial information as Lessor may reasonably request from time to time.

         MAINTENANCE SERVICE CONTRACTS. Lessee shall obtain and keep in effect at all times during the Lease Term (and any renewal or extension thereof), maintenance service contracts covering any Equipment with (i) a Lessor's Cost in excess of $10,000 and/or (ii) Equipment for which maintenance service contracts are customarily available with the Equipment supplier or with suppliers of maintenance services approved by Lessor, such approval not to be unreasonably withheld.

         INSTALLATION, HANDLING AND DELIVERY CHARGES. Any handling and delivery charge to cover all Equipment transportation, rigging, drayage, packing, installation and handling to and from vendor's plant and upon return to Lessor's designated location shall be paid by Lessee.

         MISCELLANEOUS TAXES. Without limitation of the provisions of the Master Lease, Lessee agrees to pay and to indemnify Lessor for any sales or use tax and any property tax in connection with the sale, lease or use of the Equipment.

         LATE FEE. Lessee shall pay a late charge on any rent payments or other sums due hereunder which are more than ten (10) days past due, in an amount equal to 2% of the past due amount, payable on demand.

         DEFAULT RATE. The Default Rate of interest on late payments shall be eighteen percent (18%) per annum.

         NOTICES.  All notices shall be addressed as follows:

         IF TO LESSOR:                                IF TO LESSEE:

         Lighthouse Capital Partners III, L.P.        ChemConnect, Inc.
         100 Drake's Landing, Suite 260               44 Montgomery Street, Suite 250
         Greenbrae, CA 94904-3121                     San Francisco, CA 94104
         Attn.:  Contract Administration              Attn.:  Chief Financial Officer



                                       2.

         Phone: (415) 925-3370                        Phone: (415) 364-3300
         Fax: (415) 925-3387                          Fax: (415) 646-0010

         CONDITIONS TO THE FIRST EQUIPMENT SCHEDULE. On or prior to the date of execution of the first Equipment Schedule under this Lease Line Schedule, Lessor shall have received in form and substance satisfactory to Lessor, each of the following:

         1.   A Warrant substantially in the form of EXHIBIT H to the Master
              Lease.

         2. Copies, certified by the Secretary or Assistant Secretary or Chief Financial Officer of Lessee, of: (i) the Articles of Incorporation and By-Laws of Lessee (as amended to the date of the Lease) and
              (ii) the resolutions adopted by Lessee's board of directors authorizing the execution and delivery of this Lease, the Lease Line Schedule, the Equipment Schedules, the Warrant and the other documents referred in this Lease Line Schedule and the performance by Lessee of its obligations in such documents.

         3. A Good Standing Certificate (including franchise tax status) with respect to Lessee from Lessee's state of incorporation, dated a date reasonably close to the date of acceptance of the Lease by Lessor.

         4. A Software Rider substantially in the form of ANNEX B to this Lease Line Schedule.

         5. Evidence of the insurance coverage required by SECTION 8 of the Master Lease.

         6. All necessary consents of shareholders and other third parties with respect to the subject matter of the Master Lease, the Lease Line Schedule, the Equipment Schedules and the Warrant.

         CONDITIONS TO ALL FUNDINGS UNDER ALL EQUIPMENT SCHEDULES. On or prior to each funding under each Equipment Schedule under this Lease Line Schedule, each of the following conditions shall have been satisfied:

         1. No Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, has occurred and is continuing.

         2. Lessor shall have received a Software Licenses Assignment Agreement in substantially the form of ANNEX B-1 to this Lease Line Schedule with respect to each Vendor of software to be financed under this Lease Line Schedule.

         3. Lessor shall have received all necessary or desirable estoppel certificates and UCC filings, releases or terminations.

         4. Lessor shall have used its best efforts to obtain a landlord waiver and consent in substantially the form of EXHIBIT E to the Master Lease with respect to each equipment location.

         5. There shall not have occurred (i) any material adverse change to the general affairs, management, results of operations, condition (financial or otherwise) or prospects of Lessee, whether or not arising from transactions in the ordinary course of business, or
              (ii) any material adverse deviation by Lessee from the business plan of Lessee presented to and not disapproved by Lessor, since the date of the Master Lease.

         6. Lessee shall have delivered to Lessor an Equipment Schedule covering the appropriate funding period.

         7. Lessee shall have delivered to Lessor (i) in the case of a sale-leaseback, original vendor invoices, copies of canceled checks or other proof of payment, a Bill of Sale, a Delivery and Acceptance Certificate, and any UCC filings or other notices deemed necessary or desirable in connection with the sale-leaseback or (ii) at Lessor's request, in the case of a purchase of new equipment in excess of $100,000 from an equipment vendor, a Purchase Order and Invoice Assignment and a Delivery and Acceptance Certificate.

         8.   Payment of the Advance Rent.

         9. All terms and conditions in the Equipment Schedule shall have been satisfied by the Acceptance Date for the Equipment under such Equipment Schedule.

         All other documents as Lessor shall have reasonably requested.

LESSEE:                               LESSOR:

CHEMCONNECT, INC.                     LIGHTHOUSE CAPITAL PARTNERS III, L.P.

By:    /s/ Philip J. Ringo            By: LIGHTHOUSE MANAGEMENT
   ------------------------------         PARTNERS III, L.L.C.,
                                          its general partner

Name:  Phil J. Ringo                  By:     /s/ Richard D. Stubblefield
       --------------------------            -----------------------------------
Title: President and COO              Name:  Richard D. Stubblefield
       --------------------------            -----------------------------------
                                      Title: Managing Member
                                             -----------------------------------

ANNEX A     -  Stipulated Loss Value Table
ANNEX B     -  Software Rider
ANNEX B-1   -  Software License Assignment Agreement

                                     ANNEX A

                           STIPULATED LOSS VALUE TABLE
                                       TO
                           LEASE LINE SCHEDULE NO. 01,
                           dated November 4, 1999, to
                   MASTER EQUIPMENT LEASE AGREEMENT NO. 2192,
                    dated November 4, 1999 ("Master Lease"),
             by and between LIGHTHOUSE CAPITAL PARTNERS III, L.P.,
                         a Delaware limited partnership
                       ("Lessor"), and CHEMCONNECT, INC.,
                       a Delaware corporation ("Lessee").

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Master Lease.)

In the case of an Event of Loss, the Stipulated Loss Value for each item of leased Equipment is the Lessor's Cost for the item multiplied by Stipulated Loss Value Percentage for the Rent Payment Number following the month of the Event of Loss.

             Stipulated                                        Stipulated
Rent         Loss                           Rent               Loss
Payment      Value                          Payment            Value
Number       Percentage                     Number             Percentage
------       ----------                     -------            ----------
  1           111.88%                       19                  69.19%
  2           109.78%                       20                  66.76%
  3           106.95%                       21                  64.31%
  4           104.54%                       22                  61.85%
  5           102.11%                       23                  59.36%
  6            98.78%                       24                  56.86%
  7            96.64%                       25                  54.33%
  8            94.47%                       26                  51.79%
  9            92.28%                       27                  49.22%
  10           90.07%                       28                  46.63%
  11           87.84%                       29                  44.03%
  12           85.59%                       30                  41.40%
  13           83.31%                       31                  38.74%
  14           81.09%                       32                  35.07%
  15           78.69%                       33                  31.64%
  16           76.35%                       34                  27.76%
  17           73.99%                       35                  23.88%
  18           71.60%                       36 and thereafter   20.00%

Lessee: /s/ PJR                             Lessor:  /s/ RDS
      ----------------------                       --------------------

                                     ANNEX B

                                 SOFTWARE RIDER

         THIS SOFTWARE RIDER (this "Rider") is made a part of Lease Line Schedule No. 01 (the ("Lease Line Schedule") dated November 4, 1999, by and between LIGHTHOUSE CAPITAL PARTNERS III, L.P., a Delaware limited partnership ("Lessor") and CHEMCONNECT, INC., a Delaware corporation ("Lessee").

All capitalized terms used and not otherwise defined herein are defined in the Lease Line Schedule.

         In the event any computer software (as described in any applicable Equipment Schedule and collectively with all manuals, updates, revisions, program and data files, and documentation relating thereto or used or usable in connection therewith, the "Software"), is purchased or licensed pursuant to the Lease Line Schedule, then, in addition to all other terms and conditions of the Master Lease and the Lease Line Schedule, all of which are incorporated herein by this reference:

         1. SOFTWARE AS GENERAL INTANGIBLES. All Software shall be "Equipment" as defined under the Lease Line Schedule. Lessee hereby grants to Lessor as collateral security for Lessee's payment and performance of all Lessee's obligations of payment and performance under this Rider, the Lease Line Schedule, the Master Lease, and every other present or future Equipment Schedule or other agreement between Lessee and Lessor, a security interest in all of its right, title and interest in and to the Software, including without limitation general intangibles, licenses, and intellectual property rights with respect thereto, but excluding all licenses and other agreements that by law or by the terms thereof may not be assigned by Lessee or may only be assigned by Lessee with the consent of the other party to such license or other agreement, and all substitutions, modifications, replacements, additions, accessions, proceeds, and products of, to, or for any of the foregoing.

         2. EXCLUSION OF WARRANTIES. Without limiting the generality of all exclusions of warranty set forth in the Lease Line Schedule and Master Lease, Lessor makes no and specifically excludes any representation or warranty relating to any Software, including without limitation any warranty of title, validity or enforceability of license, noninfringement, availability or quality of vendor support, or fitness for any particular purpose.

         3. LICENSE ASSIGNMENT AGREEMENT. Lessee will use its best efforts to obtain a License Assignment Agreement in form and substance satisfactory to Lessor and as set forth on EXHIBIT 1 hereto (the "Software License Assignment Agreement")prior to the advance by Lessor of any funds to any party with respect to the Software. Breach by Lessee of any term or condition of any license agreement governing the right to use any Software shall be an Event of Default under SECTION 16(ii) of the Master Lease if such breach is likely to have a material adverse effect on the Equipment or Lessor's rights under the Lease Line Schedule, Master Lease or any other documents relating to the lease of the Equipment to Lessee.

         4. APPLICABILITY OF LEASE. The Master Lease, Lease Line Schedule, Equipment Schedule, Software License Assignment Agreement, and this Rider, and all documents entered into in connection therewith, govern Lessee's obligations of payment and performance to Lessor with respect to the Software, whether or not the Software represents goods capable of being leased pursuant to the UCC.

         5. LICENSE PERFORMANCE. Lessee agrees that in addition to Lessor's remedies following an Event of Default, Lessor may upon notice to Lessee requiring the same cause Lessee to cease all use of the Software and to assemble and deliver to Lessor the same in electronic or other form. Lessee shall remit to Lessor upon demand any amounts due and payable with respect to the licensing of any Software or the assignment thereof. Lessee agrees that monetary damages are not a sufficient remedy and will not adequately compensate Lessor for

Lessee's breach of this Section, and that Lessor shall be entitled to seek specific performance or other injunctive or equitable relief.

        6. INTEGRATION. This Rider represents the entirety of the understanding between the parties with respect to its subject matter, and may only be modified by a written instrument signed by the party to be charged. All rights and remedies of Lessor herein are in addition to, and not in limitation of, the rights and remedies of Lessor under the Lease.

LESSEE:                               LESSOR:

CHEMCONNECT, INC.                     LIGHTHOUSE CAPITAL PARTNERS III, L.P.

By:EXHIBIT ONLY                           By: LIGHTHOUSE MANAGEMENT
   ------------------------------         PARTNERS III, L.L.C.,
                                          its general partner

Name:  Phil J. Ringo                  By:
       --------------------------            -----------------------------------
Title: President and COO              Name:  Richard D. Stubblefield
       --------------------------            -----------------------------------
                                      Title: Managing Member
                                             -----------------------------------

                                    ANNEX B-1

                                    EXHIBIT 1
                      SOFTWARE LICENSE ASSIGNMENT AGREEMENT


         This SOFTWARE LICENSE ASSIGNMENT AGREEMENT (this "Agreement") is entered into _____, 1999, by and between ______________________ ("Vendor"),
LIGHTHOUSE CAPITAL PARTNERS III, L.P., a Delaware limited partnership ("Lessor") and CHEMCONNECT, INC., a Delaware corporation ("Lessee"), with respect to certain items of computer software purchased or licensed from Vendor as more specifically described in attachments hereto (the "Software") in connection with that certain Equipment Schedule No. 01 between Lessee and Lessor (collectively with all documents entered into in connection therewith, the "Lease") dated
__________

         1. ACKNOWLEDGMENT OF LICENSE. The parties acknowledge that the right to use the Software is being acquired pursuant to a software license agreement (the "License") between Vendor and Lessee, and agree as follows:

                  (a) Lessee reaffirms all of its rights and obligations under the License and under the Lease. Lessor is not a party to the License, but is an express third party beneficiary thereof.

                  (b) Lessee assigns to Lessor all of its rights and benefits, but Lessee retains all the obligations and burdens, under the License. Vendor consents to such assignment.

                  (c) Lessor sublicenses back to Lessee, expiring once there has been an Event of Default under the Lease, the rights and benefits under the License.

         2. ASSIGNMENT. Lessor may upon notice to Vendor succeed to all of Lessee's right, title and interest in and to the License, and may sell or assign the same to any person, without the imposition of any transfer fee payable to Vendor, effective upon such person's execution of the License, who shall upon such execution succeed to the obligations and burdens under such license.

         3. NO COMMITMENT. This is not a commitment by Lessor to purchase or finance any other items of software or hardware other than the Software.

         4. INTEGRATION. This Agreement represents the entirety of the understanding between the parties with respect to its subject matter, and may only be modified by a written instrument signed by the party to be charged.

VENDOR:

                                      LIGHTHOUSE CAPITAL PARTNERS III, L.P.

By:                                   By: LIGHTHOUSE MANAGEMENT
   -----------------------------          PARTNERS III, L.L.C.,
                                          its general partner

By:                                   By:
   -----------------------------             -----------------------------------
Title:                                Name:  Richard D. Stubblefield
       -------------------------             -----------------------------------
                                      Title: Managing Member
CHEMCONNECT, INC.                            -----------------------------------

By:    EXHIBIT ONLY
       -------------------------
Name:  Phil J. Ringo
       -------------------------
Title: President and COO
       -------------------------